EXHIBIT A-1
                    [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
                OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                       MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3 CLASS A-1

                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination: $
by this Certificate:   %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer

Countersigned:

First Bank National Association,
  Trustee



By
  ----------------------------------
  Authorized Officer

                                  EXHIBIT A-2
                    [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
  CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                       MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3 CLASS A-2

                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate:   %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  ------------------------------------
  Authorized Officer

                                  EXHIBIT A-3
                    [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
  CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   August 1, 1996

CUSIP No.:                         First Distribution Date:  September 25, 1996

Percentage Interest evidenced      Denomination:  $
by this Certificate:   %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  -----------------------------------
  Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
  CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   August 1, 1996

CUSIP No.:                         First Distribution Date:  September 25, 1996

Percentage Interest evidenced      Denomination:  $
by this Certificate:   %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  ---------------------------------------
  Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO EDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  ------------------------------------
  Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
  CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  -------------------------------------
  Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
  CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  ------------------------------------
  Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
  CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  -----------------------------------
  Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
  CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
       BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  ------------------------------------
  Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The Class A-10 Certificates will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  ------------------------------------
  Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO
Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  --------------------------------------
  Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-R CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-R CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-R CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                   NORWEST ASSET SECURITIES CORPORATION, INC.
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $100.00
by this Certificate: 100%

     THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation, Inc. (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer

Countersigned:

First Bank National Association,
  Trustee



By
  ------------------------------------
  Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3, CLASS B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  --------------------------------------
  Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3, CLASS B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  ------------------------------------
  Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3, CLASS B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  --------------------------------------
  Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3, CLASS B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  -------------------------------------
  Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-3, CLASS B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   August 1, 1996

CUSIP No.:                          First Distribution Date:  September 25, 1996

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee


By
  ----------------------------------
  Authorized Officer

                                    EXHIBIT C
                      [FORM OF FACE OF CLASS M CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-3, CLASS M

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   August 1, 1996

CUSIP No.:                         First Distribution Date:  September 25, 1996

Percentage Interest evidenced      Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class M Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  August 26, 1996

                                     First Bank National Association,
                                       Trustee



                                     By
                                       -----------------------------------------
                                       Authorized Officer


Countersigned:

First Bank National Association,
  Trustee



By
  -------------------------------------
  Authorized Officer

                                    EXHIBIT D


                 [Form of Reverse of Series 1996-3 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-3

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                  (Please print or typewrite name and address
                     including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Social Security or other Identifying Number of Assignee:

________________________________________________________________________________

Dated:


                                           _____________________________________
                                           Signature by or on behalf of assignor


                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of  _____________________________________  account number, or if mailed by check, to _____________________________________. Applicable statements should be mailed to __________________________________________.

     This information is provided by _________________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST BANK NATIONAL ASSOCIATION, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                          W I T N E S S E T H   T H A T

     WHEREAS, the Seller, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement dated as of August 26, 1996 relating to the issuance of Mortgage Pass-Through Certificates, Series 1996-3 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

     Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in an manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public Trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                      FIRST BANK NATIONAL ASSOCIATION

180 East Fifth Street                         By:
St. Paul, Minnesota  55101                       -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

Address:                                      NORWEST ASSET SECURITIES
                                              CORPORATION
5325 Spectrum Drive
Frederick, Maryland  21703                    By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

Address:                                      NORWEST BANK MINNESOTA, NATIONAL
                                              ASSOCIATION
5325 Spectrum Drive
Frederick, Maryland  21703                    By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

Address:                                      [CUSTODIAN]

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

STATE OF                )
                        : ss.:
COUNTY OF               )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                      ------------------------------------------
                                                     Notary Public



[NOTARIAL SEAL]

STATE OF                   )
                           :  ss.:
COUNTY OF                  )

     On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                         ---------------------------------------
                                                      Notary Public



[NOTARIAL SEAL]

STATE OF               )
                       :  ss.:
COUNTY OF              )

     On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Bank
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                           -------------------------------------
                                                       Notary Public




[NOTARIAL SEAL]

STATE OF                )
                        :  ss.:
COUNTY OF               )

     On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                        ----------------------------------------
                                                     Notary Public

[NOTARIAL SEAL]

                                  EXHIBIT F-1



NASCOR
NMI / 1996-3  Exhibit F-1
20 & 30 YEAR FIXED RATE RELOCATION LOANS


(i)     (ii)                                     (iii)    (iv)      (v)       (vi)        (vii)        (viii)
-----   ----------------------- --------- ------ -------- --------  --------  ----------  --------     ----------
                                                                    NET
MORTGAGE                                                  MORTGAGE  MORTGAGE  CURRENT     ORIGINAL     SCHEDULED
LOAN                                      ZIP    PROPERTY INTEREST  INTEREST  MONTHLY     TERM TO      MATURITY
NUMBER  CITY                    STATE     CODE   TYPE     RATE      RATE      PAYMENT     MATURITY     DATE
------- ----------------------- --------- ------ -------- --------  --------  ----------  --------     -----------
6990012 HOCKESSIN               DE        19707   SFD     7.500     7.23      $1,592.12   360          1-Apr-26
6990482 SOQUEL                  CA        95073   SFD     7.500     7.230     $1,522.89   360          1-Jan-26
6990484 NEW CANAAN              CT        06840   SFD     6.625     6.355     $1,920.94   360          1-Apr-26
6990486 THOUSAND OAKS           CA        91362   SFD     7.250     6.980     $1,500.79   360          1-Mar-26
6990488 CLIFTON                 VA        22024   PUD     7.375     7.105     $1,795.76   360          1-Apr-26
6990489 ROLLING HILLS EST       CA        90274   SFD     7.750     7.250     $2,722.37   360          1-May-26
6990490 NEWTOWN                 CT        06470   SFD     7.750     7.250     $2,106.26   360          1-Apr-26
6990491 NIWOT                   CO        80544   SFD     7.375     7.105     $2,175.63   360          1-May-26
6990492 MINNEAPOLIS             MN        55416   SFD     7.875     7.250     $1,563.84   360          1-May-26
6990493 PLYMOUTH                MN        55446   SFD     8.000     7.250     $1,972.36   360          1-May-26
6990574 CARY                    IL        60013   SFD     8.625     7.250     $1,963.54   360          1-Jun-26
6990576 JOHNSTON                IA        50131   SFD     8.125     7.250     $1,574.10   360          1-Jun-26
6990594 FAIRFAX STATION         VA        22039   PUD     8.000     7.250     $1,922.47   360          1-May-26
6990595 HERNDON                 VA        22071   SFD     7.375     7.105     $1,726.69   360          1-Jun-26
6990614 DOVE CANYON AREA        CA        92679   SFD     7.500     7.230     $2,237.14   360          1-Jun-26
6990677 MARBLEHEAD              MA        01945   SFD     7.750     7.250     $3,037.59   360          1-May-26
6990726 DANVILLE                CA        94506   SFD     7.875     7.250     $2,900.28   360          1-May-26
6990727 MANDEVILLE              LA        70471   SFD     7.875     7.250     $1,606.03   360          1-Jun-26
6990742 EDEN PRAIRIE            MN        55347   SFD     7.250     6.980     $1,910.10   360          1-Mar-26
6990796 BLOOMFIELD TOWNSH       MI        48301   SFD     8.375     7.250     $1,710.16   360          1-Jun-26
6990800 JEFFERSONTON            VA        22724   SFD     7.750     7.250     $1,781.49   360          1-Jun-26
6990886 CANTON                  OH        44720   SFD     8.375     7.250     $2,219.42   360          1-Jun-26
6990920 PLYMOUTH                MN        55447   SFD     8.125     7.250     $2,279.47   360          1-Jun-26
6990921 EAST DUNDEE             IL        60118   SFD     8.000     7.250     $1,627.61   360          1-Apr-26
6990987 YORKTOWN                VA        23693   SFD     8.125     7.250     $1,730.77   360          1-Jun-26
6991042 MAPLE GROVE             MN        55311   SFD     8.250     7.250     $1,848.12   360          1-Jun-26
6991062 DELANO                  MN        55328   SFD     7.750     7.250     $1,862.68   360          1-Jun-26
6991063 BEVERLY                 MA        01915   SFD     8.000     7.250     $1,997.68   360          1-Jun-26
6991211 LAWRENCEVILLE           NJ        08648   SFD     7.500     7.230     $1,881.59   360          1-Jul-26
6991230 SPRING                  TX        77379   SFD     8.375     7.250     $1,900.19   360          1-Jul-26
6991248 FAIRFAX STATION         VA        22039   SFD     7.500     7.230     $1,608.20   360          1-Jul-26



(i)       (ix)             (x)       (xi)      (xii)      (xiii)    (xiv)         (xv)        (xvi)
-----     --------------   ------    --------- ---------  --------  -----------   ----------- -----------
          CUT-OFF
MORTGAGE  DATE                                 MORTGAGE             T.O.P.        MASTER      FIXED
LOAN      PRINCIPAL                            INSURANCE  SERVICE   MORTGAGE      SERVICE     RETAINED
NUMBER    BALANCE          LTV       SUBSIDY   CODE       FEE       LOAN          FEE         YIELD
--------  --------------   ------    --------- ---------  --------  -----------   ----------- -----------
6990012   $227,017.67      90.72               01         0.250                   0.020       0.0000
6990482   $216,647.08      90.00               01         0.250                   0.020       0.0000
6990484   $297,013.70      66.67                          0.250                   0.020       0.0000
6990486   $219,131.46      79.14                          0.250                   0.020       0.0000
6990488   $259,201.31      79.80                          0.250                   0.020       0.0000
6990489   $379,190.18      65.52                          0.250                   0.020       0.2300
6990490   $293,161.88      89.91               01         0.250                   0.020       0.2300
6990491   $314,276.49      60.40                          0.250                   0.020       0.0000
6990492   $215,231.76      80.00                          0.250                   0.020       0.3550
6990493   $268,255.31      80.00                          0.250                   0.020       0.4800
6990574   $252,150.81      90.00               33         0.250                   0.020       1.1050
6990576   $211,721.70      79.73                          0.250                   0.020       0.6050
6990594   $261,469.06      68.62                          0.250                   0.020       0.4800
6990595   $249,618.37      73.53                          0.250                   0.020       0.0000
6990614   $319,473.61      80.00                          0.250                   0.020       0.0000
6990677   $423,096.42      80.00                          0.250                   0.020       0.2300
6990726   $387,155.60      41.67                          0.250                   0.020       0.3550
6990727   $221,194.12      89.86               01         0.250                   0.020       0.3550
6990742   $278,892.72      69.89                          0.250                   0.020       0.0000
6990796   $224,719.33      90.00               13         0.250                   0.020       0.8550
6990800   $248,315.85      87.56               01         0.250                   0.020       0.2300
6990886   $291,635.73      85.91               11         0.250                   0.020       0.8550
6990920   $306,597.00      71.40                          0.250                   0.020       0.6050
6990921   $221,213.65      95.00               01         0.250                   0.020       0.4800
6990987   $232,793.99      90.00               01         0.250                   0.020       0.6050
6991042   $245,685.18      75.58                          0.250                   0.020       0.7300
6991062   $259,631.79      80.00                          0.250                   0.020       0.2300
6991063   $271,883.38      90.00               01         0.250                   0.020       0.4800
6991211   $268,900.29      90.00               01         0.250                   0.020       0.0000
6991230   $249,844.60      60.24                          0.250                   0.020       0.8550
6991248   $229,829.30      59.13                          0.250                   0.020       0.0000

        $8,344,949.34


COUNT:  31
WAC:    7.7806
WAM:    357.2004
WALTV:  77.3034

                                   EXHIBIT F-2


NASCOR
NMI / 1996-3  Exhibit F-2
20 & 30 YEAR FIXED RATE RELOCATION LOANS



(i)     (ii)                                                (iii)    (iv)         (v)        (vi)        (vii)        (viii)
-----   ---------------------------     -----     -----     -------- --------     --------   ----------  --------     ----------
                                                                                  NET
MORTGAGE                                                             MORTGAGE     MORTGAGE   CURRENT     ORIGINAL     SCHEDULED
LOAN                                              ZIP       PROPERTY INTEREST     INTEREST   MONTHLY     TERM TO      MATURITY
NUMBER  CITY                            STATE     CODE      TYPE     RATE         RATE       PAYMENT     MATURITY     DATE
------- ---------------------------     -----     -----     -------- --------     --------   ----------  --------     -----------
3447462 HOUSTON                         TX        77090      SFD       7.125        6.855      $734.36     360        1-Jan-24
3556161 HOUSTON                         TX        77071      SFD       8.375        7.250    $1,805.18     360        1-Jun-26
3566759 WEST WINDSOR                    NJ        08512      SFD       7.125        6.855    $1,542.82     360        1-May-26
3575698 FAR HILLS                       NJ        07931      LCO       7.750        7.250    $2,867.45     360        1-Jun-26
3576937 SKILLMAN                        NJ        08558      SFD       7.375        7.105    $2,891.86     360        1-May-26
4450089 SHINGLE SPRINGS                 CA        95682      SFD       8.125        7.250    $2,969.99     360        1-Jul-26
4451487 LAS CRUCES                      NM        88005      SFD       7.500        7.230    $1,678.12     360        1-Jun-26
4455503 AVON                            CT        06001      SFD       7.750        7.250    $2,247.75     360        1-Nov-25
4460719 JOHNSTON                        IA        50131      SFD       6.500        6.230    $1,769.80     360        1-May-26
4467714 ORO VALLEY                      AZ        85737      SFD       7.250        6.980    $1,437.01     360        1-Dec-25
4469045 SCOTTSDALE                      AZ        85254      SFD       8.125        7.250    $2,338.87     360        1-Jun-26
4469376 RANDOLPH                        NJ        07869      SFD       7.750        7.250    $1,755.21     360        1-Jun-26
4470552 BRIGHTON                        MI        48116      SFD       7.500        7.230    $1,506.11     360        1-May-26
4471967 SKILLMAN                        NJ        08558      SFD       7.875        7.250    $2,592.85     360        1-Jul-26
4474852 FRANKLIN                        TN        37067      SFD       7.750        7.250    $1,799.99     360        1-May-26
4479265 MCKINNEY                        TX        75070      SFD       7.125        6.855    $1,600.09     360        1-Jun-26
4480670 AUSTIN                          TX        78733      SFD       7.375        7.105    $1,891.07     360        1-May-26
4482321 YARDVILLE                       NJ        08620      SFD       8.750        7.250    $2,061.16     360        1-Jun-26
4482473 BELLBROOK                       OH        45305      SFD       7.375        7.105    $2,679.82     360        1-Jun-26
4483657 MEDINA                          MN        55340      SFD       7.625        7.250    $2,203.37     360        1-May-26
4484153 KINGWOOD                        NJ        08825      SFD       8.375        7.250    $1,593.88     360        1-Jun-26
4485044 WALPOLE                         MA        02081      SFD       7.750        7.250    $2,123.45     360        1-May-26
4485302 SCOTTSDALE                      AZ        85254      SFD       8.250        7.250    $1,803.42     360        1-May-26
4485644 UPPER MAKEFIELD                 PA        18977      SFD       7.375        7.105    $2,659.10     360        1-Jun-26
4485703 CHESTER                         NJ        07930      SFD       8.250        7.250    $2,021.66     360        1-May-26
4485870 LANDENBERG                      PA        19350      SFD       7.500        7.230    $1,831.95     360        1-Jul-26
4486973 SAN JOSE                        CA        95138      SFD       7.500        7.230    $3,421.61     360        1-Jun-26
4487017 VALENCIA                        CA        91355      SFD       8.125        7.250    $2,019.60     360        1-Jun-26
4487025 PITTSFORD                       NY        14534      SFD       7.000        6.730    $2,304.61     360        1-May-26
4487111 WINDMERE                        FL        34786      SFD       7.875        7.250    $1,827.18     360        1-Jul-26
4489255 BALLWIN                         MO        63011      SFD       7.375        7.105    $1,593.74     360        1-May-26
4489269 MEDFORD                         NJ        08055      SFD       7.500        7.230    $1,784.40     360        1-Jun-26
4489945 WALNUT CREEK                    CA        94598      SFD       7.000        6.730    $1,496.94     360        1-Jun-26
4490817 VICTOR                          NY        14564      SFD       8.000        7.250    $1,981.17     360        1-Jul-26
4491199 HORSHAM                         PA        19044      SFD       8.125        7.250    $1,930.50     360        1-Jun-26
4491224 HILLSBOROUGH                    NJ        08876      SFD       6.875        6.605    $1,944.51     360        1-Feb-26
4491726 CASTRO VALLEY                   CA        94552      SFD       8.000        7.250    $2,425.10     360        1-Jun-26
4491826 WEST CHESTER                    PA        19382      SFD       8.000        7.250    $2,770.70     360        1-Jul-26
4492002 WAXHAW                          NC        28173      SFD       8.625        7.250    $1,731.36     360        1-Jun-26
4492173 DOWNINGTOWN                     PA        19335      SFD       8.250        7.250    $2,666.25     360        1-Jun-26
4492534 NAZARETH                        PA        18064      SFD       8.625        7.250    $1,781.53     360        1-Jun-26
4492661 MENOMONEE FALLS                 WI        53051      SFD       8.500        7.250    $1,715.07     360        1-May-26
4492944 ALPHARETTA                      GA        30202      SFD       8.375        7.250    $1,901.71     360        1-Jul-26
4493088 WESTLAKE VILLAGE                CA        91361      SFD       7.250        6.980    $2,489.95     360        1-Mar-26
4493391 LAKE IN THE HILLS               IL        60102      SFD       7.500        7.230    $1,769.02     360        1-Jun-26
4493511 RIDGEFIELD                      CT        06877      SFD       8.500        7.250    $3,856.11     360        1-Jul-26
4493737 MANDEVILLE                      LA        70471      SFD       7.250        6.980    $1,626.31     360        1-Jul-26
4493748 MARIETTA                        GA        30062      SFD       7.375        7.105    $1,959.11     360        1-Jun-26
4494066 LANSDALE                        PA        19446      SFD       8.250        7.250    $1,680.59     360        1-Jun-26
4494308 ROCKAWAY                        NJ        07866      SFD       8.250        7.250    $2,246.29     360        1-Jun-26
4494658 LIVERMORE                       CA        94550      SFD       6.875        6.605    $2,811.66     360        1-May-26
4495306 PETALUMA                        CA        94954      SFD       8.750        7.250    $2,138.26     360        1-Jul-26
4496240 FARRAGUT                        TN        37922      SFD       7.250        6.980    $2,194.57     360        1-Jun-26
4496506 RALEIGH                         NC        27615      SFD       7.625        7.250    $2,450.74     360        1-May-26
4496509 OVERLAND PARK                   KS        66223      SFD       8.125        7.250    $1,625.70     360        1-Jul-26
4496573 MONTGOMERY                      NY        12549      SFD       8.000        7.250    $1,242.64     360        1-Jun-26
4496588 SAN FRANCISCO                   CA        94127      SFD       8.250        7.250    $1,952.17     360        1-Jul-26
4496635 HILLSBOROUGH                    NJ        08853      SFD       7.750        7.250    $2,521.78     360        1-Jul-26
4496661 ANNANDALE                       NJ        08801      SFD       6.875        6.605    $1,412.40     360        1-Mar-26
4496995 GREENWICH                       CT        06831      LCO       7.875        7.250    $2,900.28     360        1-Aug-26
4497371 CUPERTINO                       CA        95014      THS       7.625        7.250    $1,710.03     360        1-May-26
4497725 SAN JOSE                        CA        95138      SFD       8.125        7.250    $4,344.73     360        1-Jun-26
4497927 MADISON                         CT        06443      SFD       8.250        7.250    $1,830.84     360        1-Jul-26
4498042 MONTVALE                        NJ        07645      SFD       7.375        7.105    $2,141.10     360        1-May-26
4498402 RANCHO PALOS VERDES             CA        90275      SFD       7.000        6.730    $3,539.41     360        1-Jun-26
4498435 CLEVELAND                       TN        37312      SFD       8.000        7.250    $1,584.94     360        1-Jun-26
4498440 ROCKVILLE CENTRE                NY        11570      SFD       7.750        7.250    $2,894.31     360        1-Jun-26
4498816 BASKING RIDGE                   NJ        07920      SFD       8.000        7.250    $1,966.49     360        1-May-26
4498896 LONG GROVE                      IL        60047      SFD       7.250        6.980    $1,466.68     360        1-May-26
4498927 MANHATTAN BEACH                 CA        90266      SFD       7.125        6.855    $4,042.32     360        1-May-26
4498945 HINSDALE                        IL        60521      SFD       7.125        6.855    $3,826.05     360        1-May-26
4498988 EL DORADO HILLS                 CA        95762      SFD       8.125        7.250    $1,759.72     360        1-Jul-26
4498994 EL SEGUNDO                      CA        90245      SFD       7.375        7.105    $2,762.71     360        1-May-26
4499093 OLDSMAR                         FL        34677      SFD       8.625        7.250    $2,157.59     360        1-May-26
4499372 REDMOND                         WA        98052      SFD       7.250        6.980    $1,582.65     360        1-May-26
4499380 MONROE                          CT        06468      SFD       7.375        7.105    $2,002.96     360        1-Jun-26
4499413 PETALUMA                        CA        94954      SFD       8.125        7.250    $2,338.87     360        1-Jun-26
4499564 LAKE FOREST                     IL        60045      SFD       7.250        6.980    $1,841.88     360        1-May-26
4499743 DAWSONVILLE                     GA        30534      SFD       8.250        7.250    $1,960.81     360        1-Jul-26
4500052 DALLAS                          PA        18612      SFD       7.375        7.105    $1,761.23     360        1-May-26
4500109 PRINCETON                       NJ        08540      SFD       7.375        7.105    $1,465.62     360        1-Jul-26
4500157 SAN RAMON                       CA        94583      SFD       7.875        7.250    $2,157.81     360        1-Jun-26
4500197 PITTSTOWN                       NJ        08867      SFD       7.000        6.730    $1,630.00     360        1-Jun-26
4500343 DANBURY                         CT        06811      SFD       7.875        7.250    $2,610.25     360        1-Jun-26
4500918 MONTVILLE                       NJ        07045      SFD       6.625        6.355    $2,561.25     360        1-May-26
4501037 WEST DUNDEE                     IL        60118      SFD       7.875        7.250    $1,610.02     360        1-Jul-26
4501198 BASKING RIDGE                   NJ        07920      SFD       7.125        6.855    $4,547.61     360        1-Jun-26
4501366 KINNELON                        NJ        07405      SFD       7.375        7.105    $1,726.69     360        1-Jun-26
4501636 YORBA LINDA                     CA        92687      SFD       8.000        7.250    $1,783.05     360        1-May-26
4501719 MILLERSVILLE                    MD        21108      SFD       6.500        6.230    $1,554.89     360        1-Jun-26
4501876 RAMONA                          CA        92065      SFD       7.875        7.250    $1,566.15     360        1-May-26
4501945 CLIFTON PARK                    NY        12065      SFD       7.250        6.980      $989.16     360        1-Jul-26
4502161 SOUTHLAKE                       TX        76092      SFD       6.375        6.105    $1,856.64     360        1-Apr-26
4502254 NEWTOWN                         CT        06470      SFD       7.500        7.230    $1,829.15     360        1-Jun-26
4502263 STERLING                        VA        20165      SFD       7.125        6.855    $1,509.13     360        1-May-26
4502285 STRASBURG                       PA        17579      SFD       7.125        6.855    $1,717.99     360        1-May-26
4502290 LAKE ZURICH                     IL        60047      SFD       7.125        6.855    $1,643.20     360        1-May-26
4502536 BELLE MEAD                      NJ        08502      SFD       7.875        7.250    $1,703.92     360        1-Jun-26
4502544 BOXFORD                         MA        01921      SFD       6.875        6.605    $2,627.72     360        1-Jun-26
4502939 SARASOTA                        FL        34242      SFD       7.375        7.105    $1,989.15     360        1-Jun-26
4503086 BERKELEY                        CA        94709      SFD       7.875        7.250    $2,755.27     360        1-Jun-26
4503102 DANVILLE                        CA        94506      SFD       7.625        7.250    $1,981.83     360        1-Jul-26
4503183 UNIONVILLE                      PA        19375      SFD       7.625        7.250    $1,613.77     360        1-Jul-26
4503224 OXFORD                          CT        06478      SFD       7.750        7.250    $1,623.40     360        1-Jun-26
4503305 HUNTINGTON BEACH                CA        92648      THS       7.500        7.230    $2,097.65     360        1-Jun-26
4503340 PARKLAND                        FL        33076      SFD       7.875        7.250    $2,088.20     360        1-May-26
4503398 WOODBRIDGE                      CT        06525      SFD       7.000        6.730    $2,128.97     360        1-May-26
4503611 FRANKLIN                        MA        02038      SFD       8.875        7.250    $2,267.59     360        1-Jun-26
4503722 PLEASANTON                      CA        94588      SFD       8.125        7.250    $3,330.48     360        1-Jun-26
4503742 AUSTIN                          TX        78759      SFD       8.000        7.250    $1,730.22     360        1-Jun-26
4503769 ALPHARETTA                      GA        30201      SFD       6.500        6.230    $1,959.42     360        1-May-26
4503961 WASHINGTON TOWNSHIP             NJ        07675      SFD       7.250        6.980    $2,363.75     360        1-Jun-26
4504175 REDDING                         CT        06875      SFD       8.750        7.250    $2,360.11     360        1-Jun-26
4504196 CHICAGO                         IL        60601      HCO       7.125        6.855    $1,681.61     360        1-May-26
4504213 MOUNT PLEASANT                  SC        29464      SFD       7.500        7.230    $1,996.96     360        1-Jun-26
4504378 FAIR OAKS RANCH                 TX        78015      SFD       7.625        7.250    $2,484.36     360        1-May-26
4504482 SANTA CLARITA                   CA        91355      SFD       8.375        7.250    $1,927.17     360        1-Jun-26
4504527 SNELLVILLE                      GA        30278      SFD       7.750        7.250    $1,611.93     360        1-May-26
4504534 GREENSBORO                      NC        27455      SFD       7.125        6.855    $1,583.24     360        1-May-26
4504568 CORAL SPRINGS                   FL        33071      SFD       8.000        7.250    $1,650.98     360        1-Jun-26
4504660 HAMPTON                         NH        03842      SFD       8.125        7.250    $1,782.00     360        1-Jul-26
4504746 LAKE ORION                      MI        48362      SFD       7.750        7.250    $1,676.41     360        1-Jun-26
4504765 FRIENDSWOOD                     TX        77546      SFD       7.750        7.250    $1,528.11     360        1-Jun-26
4504829 DANVILLE                        CA        94506      SFD       7.250        6.980    $2,428.55     360        1-May-26
4504923 SAINT CHARLES                   IL        60175      SFD       7.375        7.105    $2,486.44     360        1-May-26
4505001 COTO DE CAZA                    CA        92679      SFD       7.500        7.230    $2,386.07     360        1-May-26
4505391 BIXBY                           OK        74008      SFD       8.625        7.250    $1,952.65     360        1-Jul-26
4505699 SOMERS                          NY        10501      SFD       7.500        7.230    $1,745.59     360        1-May-26
4505923 SCHAUMBURG                      IL        60194      SFD       7.625        7.250    $1,521.76     360        1-Jun-26
4506070 HINSDALE                        IL        60521      SFD       7.625        7.250    $2,264.94     360        1-Jul-26
4506087 GAITHERSBURG                    MD        20877      SFD       8.125        7.250    $1,704.04     360        1-May-26
4506246 LIVERMORE                       CA        94550      SFD       7.250        6.980    $2,728.71     360        1-May-26
4506275 SAN RAMON                       CA        94583      LCO       8.125        7.250    $1,368.43     360        1-May-26
4506451 WALNUT CREEK                    CA        94598      SFD       7.375        7.105    $2,072.03     360        1-Jun-26
4506644 NAPERVILLE                      IL        60564      SFD       8.375        7.250    $1,820.00     360        1-May-26
4506889 AUDUBON                         PA        19403      SFD       6.875        6.605    $1,944.51     360        1-May-26
4506920 KATY                            TX        77450      SFD       7.500        7.230    $1,528.14     360        1-May-26
4506987 RANCHO CUCAMONGA                CA        91701      SFD       7.625        7.250    $1,796.03     360        1-Jun-26
4506994 ASHBURN                         VA        22011      SFD       6.875        6.605    $1,555.61     360        1-Apr-26
4507012 SALT LAKE CITY                  UT        84106      SFD       6.750        6.480    $1,738.25     360        1-Apr-26
4507084 BASKING RIDGE                   NJ        07920      SFD       7.750        7.250    $1,791.04     360        1-Jun-26
4507090 SAN DIEGO                       CA        92130      SFD       8.000        7.250    $2,311.36     360        1-May-26
4507114 CHATHAM                         NJ        07928      SFD       7.625        7.250    $2,536.74     360        1-May-26
4507156 FRANKFORT                       IL        60423      SFD       7.750        7.250    $2,149.24     360        1-Jun-26
4507429 ALPHARETTA                      GA        30202      SFD       7.750        7.250    $2,063.27     360        1-Jun-26
4507537 DANVILLE                        CA        94526      SFD       8.250        7.250    $2,338.70     360        1-May-26
4507540 RIDGEFIELD                      CT        06877      SFD       7.375        7.105    $2,106.56     360        1-Jun-26
4507636 NASHUA                          NH        03062      SFD       8.125        7.250    $1,721.86     360        1-Jul-26
4507694 MORAGA                          CA        94556      SFD       8.125        7.250    $2,892.77     360        1-Jul-26
4507932 TROPHY CLUB                     TX        76262      SFD       7.750        7.250    $1,534.56     360        1-May-26
4507981 SCOTTSDALE                      AZ        85259      SFD       8.375        7.250    $2,694.08     360        1-Jul-26
4508101 HUDSON                          OH        44236      SFD       8.250        7.250    $1,915.73     360        1-Jul-26
4508250 SIMSBURY                        CT        06092      SFD       7.750        7.250    $2,507.45     360        1-Jul-26
4508320 WESTLAKE                        OH        44145      SFD       8.000        7.250    $1,701.61     360        1-May-26
4508502 WEST CHESTER                    PA        19380      SFD       7.125        6.855    $1,953.79     360        1-Jul-26
4508646 AVON                            CT        06001      SFD       8.125        7.250    $2,359.29     360        1-Jul-26
4508671 MILFORD                         NJ        08848      SFD       7.125        6.855    $1,852.73     360        1-May-26
4508799 RIDGEFIELD                      CT        06877      SFD       7.000        6.730    $2,182.20     360        1-May-26
4508841 RINGOES                         NJ        08551      SFD       7.125        6.855    $1,758.41     360        1-Jun-26
4508874 BLOOMFIELD HILLS                MI        48304      SFD       7.125        6.855    $1,660.05     360        1-May-26
4508915 PLEASANTON                      CA        94566      SFD       7.625        7.250    $1,653.41     360        1-May-26
4508921 FARMINGTON                      CT        06034      SFD       7.500        7.230    $1,608.20     360        1-Jul-26
4508924 LAGUNA NIGUEL                   CA        92677      SFD       7.250        6.980    $2,319.40     360        1-May-26
4508925 MENLO PARK                      CA        94025      SFD       7.500        7.230    $2,097.65     360        1-Jun-26
4509065 PLANTATION                      FL        33322      SFD       8.000        7.250    $1,717.01     360        1-Jun-26
4509066 GEORGETOWN                      MA        01833      SFD       7.375        7.105    $1,608.59     360        1-May-26
4509074 BRIDGEWATER                     NJ        08807      SFD       7.250        6.980    $1,800.95     360        1-May-26
4509085 OAKLAND                         CA        94602      SFD       8.125        7.250    $2,346.30     360        1-Jul-26
4509116 NAPERVILLE                      IL        60564      SFD       7.750        7.250    $1,533.13     360        1-Jun-26
4509154 THE WOODLANDS                   TX        77381      SFD       7.875        7.250    $1,649.54     360        1-Jul-26
4509195 LAKE JACKSON                    TX        77566      SFD       8.250        7.250    $2,096.04     360        1-Jul-26
4509376 SOUTHLAKE                       TX        76092      SFD       7.625        7.250    $2,427.38     360        1-May-26
4509441 SAN RAMON                       CA        94583      SFD       8.125        7.250    $1,925.67     360        1-May-26
4509674 BAKERSFIELD                     CA        93311      SFD       7.750        7.250    $1,836.53     360        1-May-26
4509727 BELLE MEAD                      NJ        08502      SFD       7.750        7.250    $2,242.02     360        1-Jun-26
4509763 MCMURRAY                        PA        15317      SFD       7.750        7.250    $2,149.24     360        1-Jul-26
4509873 FORT LAUDERDALE                 FL        33332      SFD       7.750        7.250    $1,667.81     360        1-Jun-26
4509876 GLENDALE                        MO        63122      SFD       7.125        6.855    $1,583.24     360        1-May-26
4509898 ROSWELL                         GA        30075      SFD       7.375        7.105    $1,768.13     360        1-May-26
4510034 WILTON                          CT        06897      SFD       7.500        7.230    $4,363.10     360        1-Jun-26
4510069 BELVIDERE                       IL        61008      SFD       7.375        7.105    $2,148.00     360        1-May-26
4510077 MCLEAN                          VA        22101      SFD       8.000        7.250    $2,935.06     360        1-May-26
4510160 SAN ANTONIO                     TX        78248      SFD       7.375        7.105    $2,762.71     360        1-Jun-26
4510235 COLUMBIA                        SC        29205      SFD       8.500        7.250    $2,114.52     360        1-Jul-26
4510339 PENNINGTON                      NJ        08534      SFD       7.875        7.250    $2,506.57     360        1-Jul-26
4510360 WESTPORT                        CT        06880      LCO       7.500        7.230    $1,642.46     360        1-May-26
4510412 GREENSBORO                      NC        27410      SFD       7.250        6.980    $1,780.49     360        1-Jun-26
4510495 RALEIGH                         NC        27613      SFD       7.625        7.250    $1,751.79     360        1-May-26
4510520 DUXBURY                         MA        02332      SFD       7.250        6.980    $2,387.62     360        1-May-26
4510595 ROCHESTER                       MN        55902      SFD       8.500        7.250    $1,792.34     360        1-Jun-26
4510631 GLADWYNE                        PA        19035      SFD       8.000        7.250    $2,872.69     360        1-Jun-26
4510671 TEWKSBURY                       NJ        08833      SFD       7.875        7.250    $3,045.30     360        1-Jul-26
4510678 BRIDGEWATER                     NJ        08876      SFD       7.750        7.250    $1,776.35     360        1-Jun-26
4510720 MONTVILLE                       NJ        07045      SFD       6.625        6.355    $1,480.40     360        1-May-26
4510737 SCOTTSDALE                      AZ        85259      SFD       7.000        6.730    $1,824.26     360        1-May-26
4510816 CONYERS                         GA        30208      SFD       7.625        7.250    $1,627.93     360        1-Jun-26
4510823 LOUISVILLE                      KY        40245      SFD       7.875        7.250    $1,983.43     360        1-Jun-26
4510928 BUCKINGHAM TWP.                 PA        18901      SFD       7.250        6.980    $1,472.82     360        1-May-26
4511020 SAN CARLOS                      CA        94070      LCO       7.875        7.250    $1,897.51     360        1-May-26
4511029 WASHINGTON                      NJ        07675      SFD       8.000        7.250    $1,707.11     360        1-Jul-26
4511036 BOTHELL                         WA        98011      SFD       7.000        6.730    $2,155.59     360        1-May-26
4511050 CORAL GABLES                    FL        33146      SFD       7.500        7.230    $1,608.20     360        1-Jun-26
4511163 MAHWAH                          NJ        07430      LCO       8.000        7.250    $1,948.15     360        1-Jun-26
4511281 LITCHFIELD                      CT        06759      SFD       7.250        6.980    $1,998.44     360        1-Jun-26
4511312 MATTHEWS                        NC        28105      SFD       7.375        7.105    $1,584.41     360        1-May-26
4511362 CORAL SPRINGS                   FL        33076      SFD       7.750        7.250    $1,606.20     360        1-Jun-26
4511381 SOLEBURY                        PA        18963      SFD       7.375        7.105    $1,464.24     360        1-May-26
4511476 MENDHAM                         NJ        07926      SFD       6.750        6.480    $2,270.10     360        1-May-26
4511498 AUSTIN                          TX        78746      SFD       7.125        6.855    $2,863.31     360        1-May-26
4511518 MILLERSVILLE                    MD        21108      SFD       7.875        7.250    $2,186.45     360        1-Apr-26
4511709 WESTFIELD                       NJ        07090      SFD       8.250        7.250    $2,035.19     360        1-Jun-26
4511715 CHESTER                         NJ        07930      SFD       7.750        7.250    $2,435.81     360        1-May-26
4511725 SAN JOSE                        CA        95118      SFD       8.000        7.250    $1,890.18     360        1-Jun-26
4511802 ROCHESTER HILLS                 MI        48306      SFD       7.625        7.250    $2,257.87     360        1-Jul-26
4511814 LEAWOOD                         KS        66209      SFD       6.875        6.605    $2,102.18     360        1-May-26
4511845 CROSS LANES                     WV        25313      SFD       8.625        7.250      $894.07     360        1-May-26
4511917 ALLEN                           TX        75013      SFD       7.875        7.250    $2,094.73     360        1-Jul-26
4511932 CUPERTINO                       CA        95014      SFD       7.625        7.250    $2,123.39     360        1-May-26
4511972 MANSFIELD                       MA        02048      SFD       7.125        6.855    $2,010.38     360        1-May-26
4511981 BOCA RATON                      FL        33433      SFD       7.000        6.730    $2,581.38     360        1-Jun-26
4511984 ROSWELL                         GA        30076      SFD       8.625        7.250    $1,618.20     360        1-May-26
4511992 BOWIE                           MD        20721      SFD       8.375        7.250    $1,858.00     360        1-Jun-26
4512013 MARTINEZ                        CA        94553      SFD       7.500        7.230    $1,746.99     360        1-Jun-26
4512085 WENFORD                         PA        15090      SFD       8.000        7.250    $1,761.04     360        1-Jul-26
4512185 KENNESAW                        GA        30152      SFD       6.875        6.605    $1,786.85     360        1-Jun-26
4512190 MANHATTAN BEACH                 CA        90266      SFD       7.375        7.105    $4,061.17     360        1-May-26
4512208 KANSAS CITY                     MO        64112      SFD       7.375        7.105    $2,579.68     360        1-May-26
4512287 GIBSONIA                        PA        15044      SFD       7.000        6.730    $1,570.12     360        1-May-26
4512304 HENDERSONVILLE                  TN        37075      SFD       7.625        7.250    $1,846.64     360        1-May-26
4512316 LAKE BLUFF                      IL        60044      SFD       7.750        7.250    $2,865.65     360        1-May-26
4512328 HILLSDALE                       NJ        07642      SFD       7.500        7.230    $1,566.25     360        1-Jun-26
4512334 DANVILLE                        CA        94526      SFD       7.500        7.230    $1,608.20     360        1-Jun-26
4512370 PETALUMA                        CA        94952      SFD       7.375        7.105    $1,547.12     360        1-May-26
4512393 ESSEX                           CT        06426      SFD       7.250        6.980    $2,148.86     360        1-Jun-26
4512423 WILMETTE                        IL        60091      SFD       7.750        7.250    $1,745.19     360        1-Jul-26
4512427 BEAVERTON                       OR        97006      SFD       7.500        7.230    $1,748.04     360        1-May-26
4512437 FLOWER MOUND                    TX        75028      SFD       7.875        7.250    $2,243.01     360        1-Jun-26
4512450 MAHWAH                          NJ        07430      SFD       7.500        7.230    $1,678.12     360        1-May-26
4512452 HUNTINGTON BEACH                CA        92646      SFD       7.875        7.250    $3,810.97     360        1-Jun-26
4512628 DANBURY                         CT        06810      SFD       7.750        7.250    $1,541.72     360        1-Jun-26
4512648 ALPHARETTA                      GA        30202      SFD       8.125        7.250    $1,819.12     360        1-Jul-26
4512649 MOORESTOWN                      NJ        08057      SFD       7.125        6.855    $1,832.52     360        1-Jun-26
4512685 SOUTHWEST HARBOR                ME        04679      LCO       8.250        7.250    $1,690.35     360        1-Apr-26
4512704 WILSONVILLE                     OR        97070      PUD       7.500        7.230    $1,818.66     360        1-Apr-26
4512725 BASKING RIDGE                   NJ        07920      SFD       8.250        7.250    $2,535.53     360        1-Jun-26
4512768 GWYNEDD VALLEY                  PA        19437      SFD       7.250        6.980    $2,203.43     360        1-May-26
4512859 COLORADO SPRINGS                CO        80906      SFD       7.375        7.105    $2,230.89     360        1-May-26
4512880 CHATHAM                         NJ        07928      SFD       7.750        7.250    $3,195.20     360        1-Jul-26
4512939 ROSWELL                         GA        30075      SFD       8.000        7.250    $1,584.94     360        1-Jun-26
4512956 CORAL SPRINGS                   FL        33071      SFD       7.500        7.230    $2,587.10     360        1-Jun-26
4512988 MUNDELEIN                       IL        60060      SFD       7.625        7.250    $1,534.50     360        1-Jun-26
4513003 YARDLEY                         PA        19067      SFD       7.750        7.250    $1,975.87     360        1-Jun-26
4513012 AVON                            CT        06001      SFD       7.750        7.250    $1,848.35     360        1-Jul-26
4513039 WAYNE                           PA        19087      SFD       7.625        7.250    $1,627.22     360        1-Jul-26
4513053 HOUSTON                         TX        77079      SFD       7.375        7.105    $1,685.25     360        1-Jun-26
4513076 SIMI VALLEY                     CA        93065      SFD       7.875        7.250    $2,784.27     360        1-Jun-26
4513085 SAN FRANCISCO                   CA        94107      SFD       7.750        7.250    $2,732.76     360        1-May-26
4513168 CUMMING                         GA        30130      SFD       7.500        7.230    $2,307.41     360        1-May-26
4513169 DULUTH                          GA        30155      SFD       7.750        7.250    $1,521.66     360        1-May-26
4513231 DANVILLE                        CA        94526      SFD       7.750        7.250    $3,223.86     360        1-Jun-26
4513292 MOORPARK                        CA        93021      SFD       7.875        7.250    $1,712.98     360        1-May-26
4513309 DANVILLE                        CA        94506      SFD       7.875        7.250    $2,066.45     360        1-Jun-26
4513346 ROUND ROCK                      TX        78681      SFD       8.000        7.250    $1,980.07     360        1-May-26
4513391 ATLANTA                         GA        30328      SFD       8.000        7.250    $1,750.03     360        1-Jun-26
4513484 ROCHESTER                       MI        48307      SFD       7.250        6.980    $3,274.45     360        1-Jun-26
4513554 MISSION VIEJO                   CA        92692      SFD       8.625        7.250    $1,773.37     360        1-Jun-26
4513582 HINSDALE                        MA        01235      SFD       7.625        7.250    $1,861.50     360        1-Jun-26
4513609 FLOWER MOUND                    TX        75028      SFD       7.625        7.250    $1,721.36     360        1-May-26
4513642 MISSION VIEJO                   CA        92692      SFD       8.000        7.250    $2,527.09     360        1-Jun-26
4513686 PLAINSBORO                      NJ        08536      SFD       7.375        7.105    $1,619.29     360        1-Jun-26
4513691 SAN FRANCISCO                   CA        94109      LCO       8.125        7.250    $2,338.50     360        1-Jun-26
4513721 HOUSTON                         TX        77069      SFD       8.250        7.250    $2,549.05     360        1-May-26
4513729 MARSHFIELD                      MA        02050      SFD       8.625        7.250    $1,956.54     360        1-Jul-26
4513789 PLAINSBORO                      NJ        08536      SFD       7.750        7.250    $1,604.77     360        1-Jun-26
4513834 AUSTIN                          TX        78739      SFD       7.625        7.250    $1,840.27     360        1-Jun-26
4513864 HUNTINGTON BEACH                CA        92646      SFD       7.750        7.250    $1,874.14     360        1-Jun-26
4513894 COSTA MESA                      CA        92627      THS       8.000        7.250    $2,049.41     360        1-May-26
4513920 ALPHARETTA                      GA        30202      SFD       7.500        7.230    $2,481.87     360        1-Jun-26
4513927 EAST LONGMEADOW                 MA        01028      SFD       8.000        7.250    $1,981.17     360        1-Jun-26
4513952 CASTLE ROCK                     CO        80104      SFD       7.625        7.250    $2,123.39     360        1-May-26
4514006 WOODSTOCK                       GA        30189      SFD       7.625        7.250    $1,840.27     360        1-May-26
4514042 GLEN ROCK                       NJ        07452      SFD       8.125        7.250    $1,737.45     360        1-Jul-26
4514049 LIBERTYVILLE                    IL        60048      SFD       8.250        7.250    $2,802.23     360        1-Jul-26
4514110 ENCINITAS                       CA        92024      SFD       7.750        7.250    $1,805.36     360        1-May-26
4514112 CAVE CREEK                      AZ        85331      SFD       7.500        7.230      $643.28     360        1-Jun-26
4514124 WEBSTER GROVES                  MO        63119      SFD       7.625        7.250    $1,656.24     360        1-May-26
4514142 ROSWELL                         GA        30075      SFD       7.750        7.250    $2,470.19     360        1-May-26
4514154 CINCINNATI                      OH        45200      SFD       8.500        7.250    $1,949.59     360        1-May-26
4514162 WEST LAFAYETTE                  IN        47906      SFD       7.500        7.230    $2,097.65     360        1-Aug-26
4514169 SAINT CHARLES                   IL        60175      SFD       7.500        7.230    $1,857.12     360        1-Jul-26
4514216 SAN CARLOS                      CA        94070      SFD       7.125        6.855    $1,785.36     360        1-Jun-26
4514234 PONTE VEDRA BEACH               FL        32082      SFD       7.500        7.230    $1,573.24     360        1-Jun-26
4514246 BRENTWOOD                       CA        94513      SFD       7.750        7.250    $2,005.96     360        1-May-26
4514333 MEDIA                           PA        19063      SFD       7.750        7.250    $3,203.80     360        1-May-26
4514334 MIDLAND                         MI        48642      SFD       8.000        7.250    $1,581.63     360        1-Jun-26
4514385 NEWPORT COAST                   CA        92657      SFD       7.000        6.730    $1,563.47     360        1-May-26
4514394 LOS GATOS                       CA        95030      SFD       7.875        7.250    $1,983.79     360        1-May-26
4514411 FORT WORTH                      TX        76135      SFD       8.125        7.250      $558.73     360        1-May-26
4514413 YORBA LINDA                     CA        92686      SFD       8.000        7.250    $1,614.29     360        1-Jun-26
4514435 THOUSAND OAKS                   CA        91362      SFD       7.875        7.250    $1,740.17     360        1-May-26
4514442 WESTPORT                        CT        06880      SFD       7.250        6.980    $3,342.67     360        1-May-26
4514547 CUMMING                         GA        30131      SFD       7.875        7.250    $1,972.19     360        1-Jun-26
4514579 BIRMINGHAM                      MI        48009      SFD       7.500        7.230    $1,636.17     360        1-Jun-26
4514615 MILL VALLEY                     CA        94941      SFD       7.875        7.250    $1,885.19     360        1-Jul-26
4514647 MCKINNEY                        TX        75070      SFD       7.125        6.855    $1,482.19     360        1-May-26
4514667 HALF MOON BAY                   CA        94019      SFD       7.625        7.250    $2,477.28     360        1-Jun-26
4514687 ATHENS                          GA        30606      SFD       7.625        7.250    $1,582.99     360        1-Jun-26
4514722 SANDY                           UT        84093      SFD       7.500        7.230    $2,272.45     360        1-Jun-26
4514782 ROANOKE                         VA        24018      SFD       7.125        6.855    $1,549.56     360        1-May-26
4514786 PLEASANT HILL                   CA        94523      SFD       8.250        7.250    $1,878.17     360        1-Jul-26
4514798 OAKLAND                         CA        94618      SFD       7.625        7.250    $1,698.71     360        1-Jun-26
4514804 OVERLAND PARK                   KS        66221      SFD       7.375        7.105    $1,616.18     360        1-May-26
4514818 WILTON                          CT        06897      SFD       7.250        6.980    $1,978.32     360        1-Jun-26
4514821 TIGARD                          OR        97224      SFD       8.000        7.250    $2,833.07     360        1-May-26
4514872 PETALUMA                        CA        94954      SFD       7.750        7.250    $1,621.96     360        1-Jun-26
4514904 SAN RAMON                       CA        94583      SFD       7.125        6.855    $1,616.93     360        1-Jun-26
4514943 MORGAN HILL                     CA        95037      SFD       8.000        7.250    $1,773.15     360        1-May-26
4514983 KENNETT SQUARE                  PA        19348      SFD       7.375        7.105    $2,113.47     360        1-May-26
4515027 IRVING                          TX        75063      SFD       7.125        6.855    $1,845.99     360        1-May-26
4515054 EDEN PRAIRIE                    MN        55347      SFD       7.500        7.230    $2,880.77     360        1-Jul-26
4515069 FRANKLIN LAKES                  NJ        07417      SFD       7.625        7.250    $4,432.56     360        1-Jun-26
4515088 WINDERMERE                      FL        34786      SFD       7.625        7.250    $2,199.12     360        1-Jun-26
4515159 LIVERMORE                       CA        94550      SFD       8.000        7.250    $1,794.06     360        1-Jun-26
4515186 GREENWOOD VILLAGE               CO        80121      SFD       7.500        7.230    $4,189.00     360        1-Jun-26
4515188 MIDLOTHIAN                      VA        23113      SFD       7.625        7.250    $1,633.12     360        1-May-26
4515234 DALLAS                          TX        75248      SFD       7.375        7.105    $2,154.91     360        1-May-26
4515239 WINNETKA                        IL        60093      SFD       7.500        7.230    $4,378.84     360        1-Jul-26
4515298 FRANKLIN                        TN        37064      SFD       7.500        7.230    $1,497.72     360        1-May-26
4515303 WASHINGTON CROSSING             PA        18977      SFD       7.750        7.250    $2,091.93     360        1-Jul-26
4515401 RIDGEFIELD                      CT        06877      SFD       7.500        7.230    $2,796.86     360        1-May-26
4515468 MOUNTAIN LAKES                  NJ        07046      SFD       6.875        6.605    $1,740.87     360        1-Jun-26
4515489 ANDOVER                         MA        01810      SFD       7.625        7.250    $2,207.61     360        1-Jun-26
4515492 THOUSAND OAKS                   CA        91360      SFD       7.750        7.250    $1,769.54     360        1-Jun-26
4515506 MORGAN HILL                     CA        95037      SFD       7.750        7.250    $1,970.14     360        1-Jun-26
4515572 VENETIA                         PA        15367      SFD       7.625        7.250    $1,677.48     360        1-Jul-26
4515587 YARDLEY                         PA        19067      SFD       7.500        7.230    $1,852.92     360        1-Jul-26
4515740 ANAHEIM HILLS                   CA        92808      SFD       8.000        7.250    $2,126.45     360        1-Jun-26
4515752 MOUNTAIN LAKES                  NJ        07046      SFD       8.250        7.250    $1,825.58     360        1-Jul-26
4515755 LOS GATOS                       CA        95030      SFD       7.625        7.250    $3,155.35     360        1-Jun-26
4515773 SOUTHBORO                       MA        01772      SFD       8.125        7.250    $2,238.63     360        1-Jun-26
4515828 STATE COLLEGE                   PA        16801      SFD       8.000        7.250    $2,159.47     360        1-May-26
4515883 STAMFORD                        CT        06903      SFD       7.375        7.105    $3,259.99     360        1-Jun-26
4515899 TREDYFFRIN TWP.                 PA        19333      SFD       7.250        6.980    $2,070.75     360        1-Jun-26
4515948 UPPER MAKEFIELD                 PA        18940      SFD       7.500        7.230    $4,111.39     360        1-Jun-26
4515996 MARBLEHEAD                      MA        01945      SFD       7.375        7.105    $3,715.84     360        1-May-26
4516000 MENDHAM                         NJ        07945      SFD       7.500        7.230    $2,852.80     360        1-May-26
4516016 DANVILLE                        CA        94506      SFD       7.750        7.250    $3,496.10     360        1-Jun-26
4516042 SAN RAMON                       CA        94583      SFD       8.000        7.250    $1,931.64     360        1-May-26
4516047 MARIETTA                        GA        30068      SFD       8.000        7.250    $1,981.17     360        1-Jul-26
4516103 RIDGEFIELD                      CT        06877      SFD       7.500        7.230    $2,737.43     360        1-Jun-26
4516123 IRVINE                          CA        92714      SFD       7.500        7.230    $1,817.96     360        1-May-26
4516128 ISSAQUAH                        WA        98027      SFD       8.875        7.250    $2,184.45     360        1-Jun-26
4516131 SUMMIT                          NJ        07901      SFD       7.125        6.855    $2,371.49     360        1-Jul-26
4516137 SCOTTSDALE                      AZ        85255      SFD       7.625        7.250    $2,052.61     360        1-Jun-26
4516141 FLEMINGTON                      NJ        08822      SFD       7.625        7.250    $1,672.52     360        1-Jul-26
4516143 NORCROSS                        GA        30092      SFD       7.500        7.230    $1,560.65     360        1-May-26
4516170 RANDOLPH                        NJ        07801      SFD       7.500        7.230    $2,272.45     360        1-Jul-26
4516189 REDONDO BEACH                   CA        90277      SFD       6.875        6.605    $3,862.75     360        1-Jun-26
4516198 DANVILLE                        CA        94506      SFD       7.750        7.250    $3,639.38     360        1-Jul-26
4516204 DUNWOODY                        GA        30350      SFD       7.875        7.250    $1,631.41     360        1-Jun-26
4516206 NOVATO                          CA        94945      SFD       7.250        6.980    $1,855.52     360        1-Jun-26
4516216 BASKING RIDGE                   NJ        07920      SFD       7.250        6.980    $2,387.62     360        1-Aug-26
4516265 NEWPORT BEACH                   CA        92657      SFD       7.375        7.105    $4,302.91     360        1-Jun-26
4516267 BROOKFIELD                      WI        53045      SFD       6.875        6.605    $2,233.56     360        1-Jun-26
4516270 WOODINVILLE                     WA        98072      SFD       7.375        7.105    $1,985.70     360        1-Jul-26
4516277 MILTON                          MA        02186      SFD       8.000        7.250    $1,819.37     360        1-Jun-26
4516284 CARY                            NC        27513      SFD       7.750        7.250    $2,098.73     360        1-Jun-26
4516300 SOUTHBURY                       CT        06488      SFD       7.625        7.250    $1,925.20     360        1-Jul-26
4516305 LONG GROVE                      IL        60047      SFD       7.125        6.855    $1,785.36     360        1-Jul-26
4516323 GREENWICH                       CT        06870      SFD       7.250        6.980    $3,069.80     360        1-Jun-26
4516340 CARLSBAD                        CA        92009      SFD       7.500        7.230    $1,887.88     360        1-Apr-26
4516370 NORTH KINGSTOWN                 RI        02874      SFD       7.500        7.230    $1,762.03     360        1-Jul-26
4516453 PLEASANTON                      CA        94588      SFD       8.250        7.250    $2,208.73     360        1-May-26
4516523 WILTON                          CT        06897      SFD       7.625        7.250    $2,548.06     360        1-Jun-26
4516534 THORNTON                        CO        80241      SFD       8.000        7.250    $1,593.01     360        1-May-26
4516558 WILTON                          CT        06897      SFD       8.000        7.250    $2,331.91     360        1-Jul-26
4516605 NESHANIC STATION                NJ        08853      SFD       7.375        7.105    $1,484.96     360        1-Jun-26
4516675 CAZENOVIA                       NY        13035      SFD       7.875        7.250    $1,667.66     360        1-Apr-26
4516677 ALPHARETTA                      GA        30201      SFD       7.375        7.105    $1,761.23     360        1-Jul-26
4516692 WALNUT CREEK                    CA        94598      SFD       7.500        7.230    $2,097.65     360        1-May-26
4516727 LONG VALLEY                     NJ        07853      SFD       7.375        7.105    $2,451.90     360        1-Jun-26
4516745 GLENDALE                        CA        91202      SFD       7.500        7.230    $1,762.03     360        1-May-26
4516752 MILL VALLEY                     CA        94941      SFD       8.125        7.250    $4,826.24     360        1-Jul-26
4516767 ELLICOTT CITY                   MD        21043      SFD       8.250        7.250    $1,927.38     360        1-Jul-26
4516828 MOUNTAINSIDE                    NJ        07092      SFD       7.375        7.105    $1,743.96     360        1-Jul-26
4516842 VALHALLA                        NY        10595      SFD       7.500        7.230    $1,650.15     360        1-Aug-26
4516907 READINGTON                      NJ        08870      SFD       8.250        7.250    $2,096.04     360        1-Aug-26
4516934 LITTLE ROCK                     AR        72212      SFD       7.500        7.230    $1,714.48     360        1-Jun-26
4516946 WILMINGTON                      DE        19807      SFD       7.625        7.250    $2,859.49     360        1-Jul-26
4516999 WESTMINSTER                     CO        80234      SFD       7.625        7.250    $1,592.54     360        1-May-26
4517077 MOUNTAIN VIEW                   CA        94040      PUD       8.125        7.250    $2,524.50     360        1-May-26
4517098 IRVINE                          CA        92714      SFD       7.750        7.250    $2,501.72     360        1-May-26
4517114 DUNWOODY                        GA        30350      SFD       7.375        7.105    $1,602.37     360        1-Jun-26
4517187 NIWOT                           CO        80503      SFD       7.750        7.250    $2,149.24     360        1-Jul-26
4517269 SOUTHLAKE                       TX        76092      SFD       7.500        7.230    $2,729.74     360        1-May-26
4517296 ZIONSVILLE                      IN        46077      SFD       8.125        7.250    $1,871.10     360        1-Jul-26
4517358 KALAMAZOO                       MI        49008      SFD       7.875        7.250    $1,526.28     360        1-Jul-26
4517385 RALEIGH                         NC        27614      SFD       7.375        7.105    $1,933.90     360        1-Jun-26
4517410 BELLE MEAD                      NJ        08502      SFD       7.750        7.250    $1,576.11     360        1-Jul-26
4517431 DANVILLE                        CA        94506      SFD       8.250        7.250    $2,019.41     360        1-May-26
4517451 MURRAY                          UT        84107      SFD       7.625        7.250    $1,918.13     360        1-Jul-26
4517470 BELLE MEAD                      NJ        08502      SFD       7.250        6.980    $1,841.88     360        1-Jul-26
4517610 WAYNE                           NJ        07470      SFD       8.125        7.250    $2,489.23     360        1-Jun-26
4517625 TORRANCE                        CA        90505      SFD       7.875        7.250    $2,175.21     360        1-Jun-26
4517662 STAMFORD                        CT        06902      SFD       8.250        7.250    $2,253.80     360        1-Jul-26
4517712 SOUTHLAKE                       TX        76092      SFD       7.500        7.230    $2,447.26     360        1-Jun-26
4517747 LANCASTER                       PA        17601      SFD       7.250        6.980    $1,847.34     360        1-Jun-26
4517788 LOVELAND                        OH        45140      SFD       8.125        7.250    $1,735.59     360        1-Jul-26
4517831 HIGHLANDS RANCH                 CO        80126      SFD       7.625        7.250    $1,592.54     360        1-Jul-26
4517834 KINGSPORT                       TN        37660      SFD       7.500        7.230    $1,789.99     360        1-May-26
4517838 NORWELL                         MA        02061      SFD       7.250        6.980    $2,114.75     360        1-Jun-26
4517856 CHARLOTTE                       NC        28277      SFD       7.000        6.730    $1,763.06     360        1-May-26
4517863 DANVILLE                        CA        94506      SFD       8.000        7.250    $3,404.67     360        1-Jun-26
4517920 COPPELL                         TX        75019      SFD       7.250        6.980    $1,554.34     360        1-Jun-26
4517934 COPPELL                         TX        75019      SFD       8.000        7.250    $1,577.60     360        1-Jun-26
4517950 BRIDGEWATER                     NJ        08807      SFD       7.750        7.250    $3,223.86     360        1-Jun-26
4517963 SOUTHLAKE                       TX        76092      SFD       7.750        7.250    $1,540.29     360        1-Jun-26
4517964 LEXINGTON                       KY        40509      SFD       8.125        7.250    $1,633.50     360        1-Jul-26
4517978 SAN FRANCISCO                   CA        94131      SFD       7.875        7.250    $2,102.71     360        1-Jun-26
4517994 SAN JOSE                        CA        95127      SFD       7.500        7.230    $3,020.61     360        1-May-26
4518012 ATLANTA                         GA        30324      SFD       7.250        6.980    $1,498.06     360        1-May-26
4518015 VIENNA                          VA        22182      SFD       7.500        7.230    $1,877.40     360        1-May-26
4518030 CALABASAS                       CA        91302      SFD       8.625        7.250    $1,960.04     360        1-Jun-26
4518085 SHAMONG                         NJ        08088      SFD       7.500        7.230    $1,769.02     360        1-Jun-26
4518087 GREAT FALLS                     VA        22066      SFD       7.500        7.230    $2,610.87     360        1-May-26
4518100 MATTAWAN                        MI        49071      SFD       7.500        7.230    $1,706.09     360        1-Jun-26
4518149 HOFFMAN ESTATES                 IL        60195      SFD       7.500        7.230    $1,678.12     360        1-Jun-26
4518170 SUNNYVALE                       CA        94087      SFD       7.750        7.250    $1,826.86     360        1-Jun-26
4518179 SPOKANE                         WA        99206      SFD       7.625        7.250    $1,974.75     360        1-May-26
4518215 MARIETTA                        GA        30062      SFD       8.125        7.250    $2,439.11     360        1-Jun-26
4518225 PERRYSBURG                      OH        43551      SFD       8.000        7.250    $1,632.63     360        1-May-26
4518255 NAPERVILLE                      IL        60540      SFD       7.375        7.105    $1,933.90     360        1-Aug-26
4518260 ALPHARETTA                      GA        30202      SFD       7.500        7.230    $2,097.65     360        1-May-26
4518262 SPRINGFIELD                     NJ        07082      SFD       8.000        7.250    $1,761.04     360        1-Jun-26
4518274 SAN RAMON                       CA        94583      SFD       7.500        7.230    $1,985.77     360        1-Jun-26
4518280 MEDFIELD                        MA        02052      SFD       7.875        7.250    $2,530.50     360        1-Jun-26
4518292 MISSION VIEJO                   CA        92692      SFD       8.000        7.250    $2,436.10     360        1-Jun-26
4518293 BILLINGS                        MT        59105      SFD       7.250        6.980    $1,761.73     360        1-Jun-26
4518326 MIAMI                           FL        33157      SFD       8.250        7.250    $2,603.14     360        1-Jun-26
4518358 NAPERVILLE                      IL        60565      SFD       6.875        6.605    $1,629.19     360        1-Jun-26
4518361 ALAMEDA                         CA        94502      SFD       9.250        7.250    $2,344.63     360        1-May-26
4518366 OAKLAND                         CA        94618      SFD       7.750        7.250    $2,739.57     360        1-Jun-26
4518402 GURNEE                          IL        60031      SFD       7.125        6.855    $1,852.73     360        1-Jul-26
4518428 CHESTERFIELD                    MO        63005      SFD       7.500        7.230    $2,416.49     360        1-Jun-26
4518429 MANCHESTER                      MO        63011      SFD       8.000        7.250    $1,746.36     360        1-Jun-26
4518439 RENO                            NV        89509      SFD       8.125        7.250    $1,730.77     360        1-Jun-26
4518458 SUMMIT                          NJ        07901      SFD       7.500        7.230    $1,667.63     360        1-Jun-26
4518462 MORRISTOWN                      NJ        07960      SFD       7.250        6.980    $1,521.26     360        1-Jun-26
4518466 BASKING RIDGE                   NJ        07920      SFD       8.625        7.250    $2,170.04     360        1-Jul-26
4518475 SAN RAMON                       CA        94583      SFD       8.375        7.250    $1,846.98     360        1-May-26
4518482 WARREN                          NJ        07059      SFD       7.500        7.230    $2,013.74     360        1-Jun-26
4518509 WEST BLOOMFIELD                 MI        48324      SFD       7.750        7.250    $2,258.85     360        1-Jun-26
4518510 WILMINGTON                      NC        28405      SFD       7.750        7.250    $1,497.31     360        1-Jun-26
4518584 FREMONT                         CA        94539      SFD       7.750        7.250    $1,919.99     360        1-Jun-26
4518604 FOSTER CITY                     CA        94404      SFD       8.375        7.250    $2,584.25     360        1-Jun-26
4518606 CARY                            NC        27513      SFD       8.500        7.250    $1,701.99     360        1-Jul-26
4518728 SUWANEE                         GA        30174      SFD       8.125        7.250    $1,795.73     360        1-Jul-26
4518766 CHESTERFIELD                    MO        63005      SFD       7.875        7.250    $2,175.21     360        1-Jul-26
4518778 MUKILTEO                        WA        98275      SFD       8.000        7.250    $1,977.87     360        1-Jun-26
4518791 OCONOMOWOC                      WI        53066      SFD       7.875        7.250    $1,596.25     360        1-Jun-26
4518799 GLENMOORE                       PA        19343      SFD       7.375        7.105    $1,450.42     360        1-Jun-26
4518828 WEST CHESTER                    PA        19382      SFD       8.125        7.250    $2,450.25     360        1-Aug-26
4518852 LAWRENCE                        KS        66044      SFD       7.875        7.250    $1,694.85     360        1-Jul-26
4518855 HO HO KUS                       NJ        07423      SFD       8.625        7.250    $1,750.03     360        1-Jul-26
4518875 HAYWARD                         CA        94542      SFD       8.125        7.250    $2,138.40     360        1-Jun-26
4518906 WILMINGTON                      DE        19805      SFD       7.500        7.230    $2,167.57     360        1-Jul-26
4518911 NEWTOWN                         PA        18940      SFD       7.750        7.250    $1,826.86     360        1-Jul-26
4518912 DUXBURY                         MA        02332      SFD       7.750        7.250    $2,125.24     360        1-Jun-26
4518920 CLAYTON                         CA        94517      SFD       8.250        7.250    $1,923.25     360        1-Jul-26
4518972 ALPHARETTA                      GA        30202      SFD       8.250        7.250    $2,951.36     360        1-Jun-26
4518983 BELL CANYON                     CA        91307      SFD       8.125        7.250    $2,376.00     360        1-Jun-26
4519022 PHOENIX                         AZ        85044      SFD       7.500        7.230    $1,957.81     360        1-Jun-26
4519024 MORGAN HILL                     CA        95037      SFD       7.750        7.250    $2,005.96     360        1-Jun-26
4519058 FORT WORTH                      TX        76179      SFD       8.000        7.250    $2,229.92     360        1-Jul-26
4519139 ALPHARETTA                      GA        30202      SFD       7.875        7.250    $2,205.67     360        1-Jul-26
4519204 VIENNA                          WV        26105      SFD       7.625        7.250    $1,548.66     360        1-Jul-26
4519210 CARMEL                          IN        46033      SFD       7.625        7.250    $1,857.61     360        1-May-26
4519215 RIDGEFIELD                      CT        06877      SFD       8.000        7.250    $2,384.74     360        1-Jun-26
4519216 NEW PROVIDENCE                  NJ        07974      SFD       8.500        7.250    $2,152.96     360        1-Jul-26
4519306 MILLERSVILLE                    MD        21108      SFD       8.000        7.250    $1,761.04     360        1-Jul-26
4519324 SAN JOSE                        CA        95120      SFD       8.000        7.250    $2,186.62     360        1-Jun-26
4519325 BERKELEY                        CA        94707      SFD       8.000        7.250    $1,614.29     360        1-Jun-26
4519359 SAN JOSE                        CA        95138      SFD       7.500        7.230    $3,704.44     360        1-Jun-26
4519364 AURORA                          IL        60504      SFD       8.250        7.250    $2,156.14     360        1-Jun-26
4519373 CARY                            NC        27511      SFD       7.625        7.250    $2,038.45     360        1-Jun-26
4519399 SCOTTSDALE                      AZ        85260      SFD       8.000        7.250    $1,724.35     360        1-Jun-26
4519406 TEMPE                           AZ        85284      SFD       7.625        7.250    $1,726.31     360        1-Jun-26
4519446 THOUSAND OAKS                   CA        91362      SFD       7.625        7.250    $2,123.39     360        1-Jun-26
4519497 ROSEMONT                        PA        19010      SFD       7.750        7.250    $2,292.52     360        1-Jul-26
4519671 HUNTINGTON BEACH                CA        92648      PUD       8.375        7.250    $2,638.98     360        1-Jun-26
4519719 PLEASANTON                      CA        94566      SFD       8.875        7.250    $2,212.69     360        1-Apr-26
4519747 SAN RAMON                       CA        94583      SFD       7.625        7.250    $1,751.79     360        1-Jul-26
4519761 SPRING                          TX        77379      SFD       8.375        7.250    $1,641.76     360        1-Jun-26
4519775 HADDONFIELD                     NJ        08033      SFD       7.625        7.250    $2,017.22     360        1-Jul-26
4519909 CHESTERFIELD                    MO        63005      SFD       7.875        7.250    $2,537.75     360        1-Jun-26
4519960 SAN RAFAEL                      CA        94901      SFD       8.000        7.250    $5,764.46     360        1-Jun-26
4519964 BROOKFIELD                      WI        53005      SFD       8.375        7.250    $2,000.90     360        1-Jun-26
4519978 KIRKWOOD                        MO        63122      SFD       8.000        7.250    $2,017.86     360        1-Jul-26
4519986 PALM HARBOR                     FL        34685      SFD       7.875        7.250    $1,584.28     360        1-Jun-26
4520020 WAYNE                           NJ        07470      SFD       7.625        7.250    $1,596.79     360        1-Jul-26
4520133 SHINGLE SPRINGS                 CA        95682      SFD       7.625        7.250    $1,967.67     360        1-Jul-26
4520171 WOODINVILLE                     WA        98072      SFD       7.375        7.105    $2,113.47     360        1-Jun-26
4520192 LAS VEGAS                       NV        89128      SFD       8.000        7.250    $1,822.68     360        1-Apr-26
4520202 PARKER                          CO        80134      SFD       8.000        7.250    $1,687.66     360        1-Jul-26
4520219 COSTA MESA                      CA        92626      SFD       8.000        7.250    $1,540.91     360        1-Jul-26
4520239 WEST LONG BRANCH                NJ        07764      SFD       8.625        7.250    $1,944.48     360        1-Jul-26
4520267 PLAINSBORO                      NJ        08536      SFD       8.125        7.250    $1,770.12     360        1-Jul-26
4520354 AUSTIN                          TX        78733      SFD       8.500        7.250    $1,906.91     360        1-Jul-26
4520383 PROSPECT                        KY        40059      SFD       7.750        7.250    $1,970.14     360        1-Jul-26
4520419 HUDSON                          OH        44236      SFD       7.500        7.230    $1,706.09     360        1-Jul-26
4520435 GURNEE                          IL        60031      SFD       7.875        7.250    $2,070.80     360        1-Jul-26
4520438 PLYMOUTH                        MN        55447      SFD       8.500        7.250    $2,131.43     360        1-Aug-26
4520440 BRONXVILLE                      NY        10708      SFD       7.500        7.230    $4,195.29     360        1-Jul-26
4520444 AUSTIN                          TX        78759      SFD       8.000        7.250    $1,672.99     360        1-May-26
4520458 KAILUA                          HI        96734      SFD       8.250        7.250    $1,612.97     360        1-Jul-26
4520493 BERNARDSVILLE                   NJ        07924      SFD       7.625        7.250    $1,981.83     360        1-Jul-26
4520509 EVERGREEN                       CO        80439      SFD       7.750        7.250    $2,969.89     360        1-Jul-26
4520540 VOORHEES                        NJ        08043      SFD       7.375        7.105    $2,188.06     360        1-Jul-26
4520574 WAKE FOREST                     NC        27587      SFD       8.500        7.250    $1,653.17     360        1-Jun-26
4520603 GLENVIEW                        IL        60025      SFD       7.625        7.250    $2,633.00     360        1-Jun-26
4520605 WESTFIELD                       NJ        07090      SFD       8.000        7.250    $1,599.61     360        1-Aug-26
4520613 BRAINERD                        MN        56401      SFD       8.375        7.250    $1,578.29     360        1-Jul-26
4520624 SKILLMAN                        NJ        08558      SFD       7.375        7.105    $3,091.47     360        1-Jul-26
4520629 BOLTON                          MA        01740      SFD       8.000        7.250    $2,344.38     360        1-Jun-26
4520638 HUNTINGTON BEACH                CA        92648      SFD       7.875        7.250    $2,233.22     360        1-Jul-26
4520675 PITTSTOWN                       NJ        08867      SFD       7.375        7.105    $2,096.20     360        1-Jun-26
4520763 SUGARLAND                       TX        77479      SFD       7.875        7.250    $1,573.41     360        1-Jun-26
4520794 HASBROUCK HEIGHTS               NJ        07604      SFD       8.375        7.250    $1,805.18     360        1-Jul-26
4520815 HUDSON                          OH        44236      SFD       7.375        7.105    $1,585.10     360        1-Jul-26
4520820 SANDY                           UT        84072      SFD       7.750        7.250    $2,619.21     360        1-Jun-26
4520856 RALEIGH                         NC        27614      SFD       7.250        6.980    $1,500.79     360        1-Jun-26
4520890 UNIVERSITY PARK                 TX        75205      SFD       7.625        7.250    $1,769.49     360        1-Jul-26
4520897 ROCHESTER HILLS                 MI        48306      SFD       7.625        7.250    $1,627.93     360        1-Jul-26
4520935 BROOKFIELD                      CT        06804      SFD       7.375        7.105    $2,072.03     360        1-Jul-26
4520963 SCOTCH PLAINS                   NJ        07076      SFD       7.625        7.250    $1,666.86     360        1-Jul-26
4520979 MT LAUREL                       NJ        08054      SFD       7.875        7.250    $2,078.42     360        1-Jul-26
4520995 MENDHAM                         NJ        07945      SFD       7.750        7.250    $4,889.52     360        1-Jun-26
4521006 BRIDGEWATER                     NJ        08807      SFD       8.875        7.250    $1,719.39     360        1-Jul-26
4521041 DOYLESTOWN                      PA        18901      SFD       7.500        7.230    $1,887.88     360        1-Jun-26
4521056 SPOTSYLVANIA                    VA        22553      SFD       7.875        7.250    $2,198.42     360        1-Jul-26
4521059 NEW CANAAN                      CT        06840      SFD       7.625        7.250    $2,848.17     360        1-Jul-26
4521077 REDMOND                         WA        98053      SFD       7.750        7.250    $2,091.57     360        1-Jul-26
4521129 HOUSTON                         TX        77041      SFD       8.375        7.250    $1,710.17     360        1-Jul-26
4521132 THE WOODLANDS                   TX        77381      SFD       7.625        7.250    $1,732.68     360        1-Jun-26
4521170 LAKE IN THE HILLS               IL        60102      SFD       8.125        7.250    $1,670.62     360        1-Jul-26
4521191 CINCINNATI                      OH        45249      SFD       7.750        7.250    $2,979.56     360        1-Jul-26
4521207 CLIFTON                         VA        22024      SFD       8.875        7.250    $1,776.28     360        1-Jul-26
4521218 TRABUCO CANYON                  CA        92679      SFD       8.000        7.250    $1,643.64     360        1-Jul-26
4521276 CONVENT STATION                 NJ        07961      SFD       7.750        7.250    $1,547.46     360        1-Jun-26
4521282 CALABASAS                       CA        91302      SFD       7.875        7.250    $2,610.25     360        1-Jun-26
4521327 SAN RAMON                       CA        94583      SFD       7.875        7.250    $1,914.19     360        1-Jun-26
4521335 SAN FRANCISCO                   CA        94123      MF2       7.750        7.250    $2,994.61     360        1-Jul-26
4521339 HOUSTON                         TX        77059      SFD       8.375        7.250    $2,052.20     360        1-Jun-26
4521352 GALESBURG                       MI        49053      LCO       7.500        7.230    $1,537.58     360        1-Jul-26
4521489 HOLMDEL                         NJ        07733      SFD       8.375        7.250    $2,189.01     360        1-Jun-26
4521496 RARITAN                         NJ        08551      SFD       8.250        7.250    $1,622.74     360        1-Jul-26
4521550 CARY                            NC        27512      SFD       8.000        7.250    $1,702.34     360        1-Jun-26
4521595 SAN CLEMENTE                    CA        92672      SFD       7.375        7.105    $2,479.18     360        1-Jul-26
4521613 DANVILLE                        CA        94506      SFD       7.750        7.250    $3,324.16     360        1-Jun-26
4521629 BASKING RIDGE                   NJ        07920      SFD       7.750        7.250    $2,493.12     360        1-Jul-26
4521630 ALPHARETTA                      GA        30202      SFD       8.250        7.250    $2,528.77     360        1-Jun-26
4521636 HIXSON                          TN        37343      SFD       8.250        7.250    $1,765.48     360        1-Jul-26
4521674 RICHLAND                        MI        49083      SFD       7.750        7.250    $2,399.99     360        1-Jul-26
4521700 ROSWELL                         GA        30075      SFD       8.250        7.250    $2,664.00     360        1-Jul-26
4521710 SANTA ANA                       CA        92705      SFD       7.750        7.250    $2,005.96     360        1-Jun-26
4521739 LOS GATOS                       CA        95030      SFD       7.500        7.230    $3,272.33     360        1-Jul-26
4521747 JACKSONVILLE                    FL        32257      SFD       8.125        7.250    $1,637.21     360        1-Jun-26
4521774 ANAHEIM HILLS                   CA        92808      SFD       8.250        7.250    $2,129.85     360        1-Jul-26
4521808 SHERMAN OAKS                    CA        91423      SFD       8.500        7.250    $1,754.28     360        1-Jun-26
4521828 WARREN                          NJ        07059      SFD       7.625        7.250    $2,831.18     360        1-Jul-26
4521837 NEW FAIRFIELD                   CT        06810      SFD       7.750        7.250    $2,314.02     360        1-Jun-26
4521895 LAKE FOREST                     IL        60045      SFD       7.875        7.250    $3,987.89     360        1-Jun-26
4521926 WAYNE                           PA        19087      SFD       8.500        7.250    $3,075.66     360        1-Jul-26
4521931 CORAL GABLES                    FL        33146      SFD       7.750        7.250    $3,008.94     360        1-Jul-26
4521952 HEALDSBURG                      CA        95448      SFD       7.000        6.730    $1,591.41     360        1-Jul-26
4521957 PLEASANTON                      CA        94588      SFD       7.750        7.250    $2,149.24     360        1-Jul-26
4521988 CORAL SPRINGS                   FL        33067      SFD       7.625        7.250    $1,602.45     360        1-Jul-26
4522011 SUCCASUNNA                      NJ        07876      SFD       7.375        7.105    $1,718.40     360        1-Jul-26
4522046 SOLON                           OH        44139      SFD       7.625        7.250    $1,498.40     360        1-Jul-26
4522062 SOUTH DARTMOUTH                 MA        02748      SFD       7.625        7.250    $3,185.08     360        1-Jul-26
4522077 TIGARD                          OR        97224      SFD       7.500        7.230    $1,503.32     360        1-Jun-26
4522150 SUGAR LAND                      TX        77479      SFD       7.875        7.250    $1,566.15     360        1-Jun-26
4522177 BRIDGEWATER                     NJ        08807      SFD       7.750        7.250    $2,149.24     360        1-Jun-26
4522192 SPARTA                          NJ        07871      SFD       8.625        7.250    $2,528.60     360        1-Jul-26
4522218 CARY                            NC        27511      SFD       7.375        7.105    $2,417.37     360        1-Jul-26
4522223 PLANO                           TX        75023      SFD       7.625        7.250    $2,264.94     360        1-Jul-26
4522230 NAPERVILLE                      IL        60540      SFD       8.750        7.250    $1,770.08     360        1-Aug-26
4522264 MORRISTOWN                      NJ        07960      SFD       7.875        7.250    $3,210.61     360        1-Jul-26
4522291 EVERGREEN                       CO        80439      SFD       7.750        7.250    $2,005.96     360        1-Jul-26
4522307 SAN JOSE                        CA        95124      THS       7.875        7.250    $2,175.21     360        1-Aug-26
4522402 AUSTIN                          TX        78734      SFD       7.875        7.250    $1,907.66     360        1-Jun-26
4522404 IRVINE                          CA        92715      SFD       7.875        7.250    $1,812.68     360        1-Jul-26
4522413 MOORPARK                        CA        93021      SFD       8.375        7.250    $1,976.19     360        1-Jul-26
4522440 BLOOMFIELD TWP.                 MI        48302      SFD       7.375        7.105    $4,033.55     360        1-Jul-26
4522516 CHAPEL HILL                     NC        27514      SFD       7.625        7.250    $1,981.12     360        1-Jun-26
4522526 CARMEL                          IN        46032      SFD       7.875        7.250    $2,196.97     360        1-Jul-26
4522567 WOODINVILLE                     WA        98072      SFD       7.875        7.250    $1,972.19     360        1-Jun-26
4522574 ATLANTA                         GA        30319      SFD       7.375        7.105    $2,279.23     360        1-Jul-26
4522665 PERINTON                        NY        14534      SFD       7.625        7.250    $2,174.35     360        1-Jul-26
4522677 PAPILLION                       NE        68046      SFD       8.500        7.250    $1,897.30     360        1-Jul-26
4522705 GOLDEN                          CO        80401      SFD       7.375        7.105    $2,154.91     360        1-Jun-26
4522725 PORTAGE                         MI        49002      SFD       7.250        6.980    $1,527.06     360        1-Jul-26
4522803 MOORPARK                        CA        93021      SFD       8.375        7.250    $1,710.17     360        1-Jun-26
4522839 DANVILLE                        CA        94506      SFD       7.375        7.105    $2,992.01     360        1-Jun-26
4522886 HOCKESSIN                       DE        19707      SFD       7.500        7.230    $1,543.52     360        1-Jul-26
4522896 RANDOLPH                        NJ        07869      SFD       8.125        7.250    $2,227.50     360        1-Jul-26
4522972 SCOTCH PLAINS                   NJ        07076      SFD       8.000        7.250    $1,687.66     360        1-Jun-26
4523034 FOSTER CITY                     CA        94404      SFD       7.875        7.250    $2,079.50     360        1-Jul-26
4523125 LOWER MAKEFIELD TWP.            PA        19067      SFD       7.750        7.250    $1,536.71     360        1-Jun-26
4523131 MILLBURN TOWNSHIP               NJ        07041      SFD       8.125        7.250    $2,439.11     360        1-Jul-26
4523148 PRINCETON                       NJ        08540      SFD       7.750        7.250    $2,077.60     360        1-Jul-26
4523183 ATLANTA                         GA        30324      SFD       7.750        7.250    $1,791.04     360        1-Jul-26
4523210 RALEIGH                         NC        27615      SFD       7.625        7.250    $2,533.91     360        1-Jun-26
4523215 HICKORY                         NC        28601      SFD       8.000        7.250    $1,951.82     360        1-Jul-26
4523243 EDEN PRAIRIE                    MN        55347      SFD       8.250        7.250    $2,193.70     360        1-Jul-26
4523256 THOUSAND OAKS                   CA        91362      SFD       8.500        7.250    $2,953.01     360        1-Jun-26
4523358 GLENDALE                        AZ        85310      SFD       8.125        7.250    $1,678.05     360        1-Jul-26
4523379 LIVERMORE                       CA        94550      SFD       8.250        7.250    $2,103.55     360        1-Jul-26
4523392 JENKINTOWN                      PA        19046      SFD       7.500        7.230    $1,651.90     360        1-Jul-26
4523509 SAN JOSE                        CA        95124      SFD       8.000        7.250    $1,614.29     360        1-Jun-26
4523571 FOOTHILL RANCH                  CA        92610      SFD       7.500        7.230    $1,631.97     360        1-Jun-26
4523576 SANTA BARBARA                   CA        93110      SFD       8.250        7.250    $4,177.05     360        1-Jul-26
4523613 CHICAGO                         IL        60601      HCO       7.875        7.250    $1,708.27     360        1-Jul-26
4523652 ROCHESTER HILLS                 MI        48306      SFD       8.000        7.250    $1,981.17     360        1-Jul-26
4523658 SPARTANBURG                     SC        29301      SFD       8.750        7.250    $1,704.00     360        1-Jun-26
4523664 BREWSTER                        NY        10509      SFD       8.125        7.250    $1,767.15     360        1-Jul-26
4523667 CINCINNATI                      OH        45242      SFD       8.000        7.250    $1,661.98     360        1-Jul-26
4523775 SHELTON                         CT        06484      SFD       8.250        7.250    $1,656.55     360        1-Jul-26
4523785 LAS VEGAS                       NV        89134      SFD       8.375        7.250    $1,945.79     360        1-Jul-26
4523801 AUBURNDALE                      FL        33823      SFD       7.625        7.250    $1,783.65     360        1-Jul-26
4523837 LOS GATOS                       CA        95030      SFD       8.125        7.250    $2,969.99     360        1-Jun-26
4523839 CORAL SPRINGS                   FL        33065      SFD       7.500        7.230    $2,097.65     360        1-Jul-26
4523867 ARVADA                          CO        80001      SFD       7.875        7.250    $1,783.68     360        1-Jul-26
4524046 RALEIGH                         NC        27615      SFD       8.250        7.250    $2,298.88     360        1-Jul-26
4524089 BRIDGEWATER                     NJ        08807      SFD       8.625        7.250    $2,169.26     360        1-Jul-26
4524345 NAPERVILLE                      IL        60565      SFD       8.000        7.250    $1,737.56     360        1-Jul-26
4524354 SAN JOSE                        CA        95120      SFD       8.875        7.250    $2,442.63     360        1-Jul-26
4524376 RANCHO PALOS VERDES             CA        90275      SFD       8.000        7.250    $2,714.93     360        1-Jul-26
4524441 BOXFORD                         MA        01921      SFD       7.750        7.250    $3,080.58     360        1-Jun-26
4524567 SHOREVIEW                       MN        55126      SFD       8.250        7.250    $2,163.65     360        1-Aug-26
4524580 CHESTERFIELD                    MO        63005      SFD       8.000        7.250    $2,017.86     360        1-Jul-26
4524585 PHOENIX                         AZ        85044      SFD       7.750        7.250    $1,525.96     360        1-Jul-26
4524648 CINCINNATI                      OH        45249      SFD       8.125        7.250    $1,675.08     360        1-Jul-26
4524666 DANVILLE                        KY        40422      SFD       8.500        7.250    $1,716.60     360        1-Jul-26
4524712 OAKLAND                         MI        48306      SFD       9.000        7.250    $1,777.82     360        1-Jul-26
4524715 RANCHO PENASQUITOS              CA        92129      SFD       8.500        7.250    $2,069.15     360        1-Jul-26
4524805 DAVIE                           FL        33331      SFD       8.125        7.250    $1,958.63     240        1-Aug-16
4524810 NEWPORT COAST                   CA        92657      SFD       8.125        7.250    $1,556.28     360        1-Jul-26
4524922 SAN JOSE                        CA        95120      SFD       7.750        7.250    $2,194.02     360        1-Jul-26
4525024 CLARKSON VALLEY                 MO        63005      SFD       8.250        7.250    $1,727.92     360        1-Jul-26
4525087 LEAWOOD                         KS        66209      SFD       8.000        7.250    $2,168.28     360        1-Jul-26
4525100 DALLAS                          TX        75225      SFD       7.875        7.250    $3,973.39     360        1-Aug-26
4525140 HOOVER                          AL        35244      SFD       8.000        7.250    $2,004.28     360        1-Jul-26
4525145 LOUISVILLE                      KY        40222      SFD       7.875        7.250    $1,682.17     360        1-Jul-26
4525279 CARY                            NC        27511      SFD       8.125        7.250    $1,971.34     360        1-Jul-26
4525295 NEW MILFORD                     CT        06776      SFD       8.250        7.250    $1,878.17     360        1-Jul-26
4525308 MOUNTAIN LAKES                  NJ        07046      SFD       8.000        7.250    $2,248.26     360        1-Jul-26
4525336 SAN JOSE                        CA        95123      SFD       8.750        7.250    $1,770.08     360        1-Jul-26
4525382 SCARSDALE                       NY        10583      SFD       8.625        7.250    $1,936.70     360        1-Jun-26
4525437 REDMOND                         WA        98053      SFD       7.500        7.230    $2,796.86     360        1-Jul-26
4525500 KNOXVILLE                       TN        37922      SFD       8.125        7.250    $1,965.40     360        1-Aug-26
4525509 CHARLOTTESVILLE                 VA        22903      SFD       8.375        7.250    $2,918.68     360        1-Jul-26
4525583 WINTER HAVEN                    FL        33881      SFD       8.250        7.250    $2,141.11     360        1-Jul-26
4525713 EVERGREEN                       CO        80439      SFD       8.250        7.250    $2,764.67     360        1-Jul-26
4525788 NEW MILFORD                     CT        06776      SFD       8.250        7.250    $2,044.96     240        1-Jul-16
4525929 DENVILLE                        NJ        07834      SFD       7.875        7.250    $2,283.97     360        1-Jul-26
4525937 SOUTHLAKE                       TX        76092      SFD       8.250        7.250    $1,887.19     360        1-Jul-26
4525947 SANDY                           UT        84092      SFD       7.875        7.250    $2,823.43     360        1-Jul-26
4526000 BROOKFIELD                      CT        06804      SFD       8.125        7.250    $1,782.00     360        1-Jul-26
4526023 DUNWOODY                        GA        30338      SFD       8.000        7.250    $1,584.94     360        1-Jul-26
4526043 PONCA CITY                      OK        74604      SFD       7.625        7.250    $1,613.77     360        1-Jul-26
4526077 CHESTERFIELD                    MO        63005      SFD       8.250        7.250    $1,920.24     360        1-Jul-26
4526095 SATELLITE BEACH                 FL        32905      SFD       7.875        7.250    $1,812.68     360        1-Jul-26
4526107 CLAYTON                         CA        94517      SFD       7.875        7.250    $1,740.17     360        1-Jul-26
4526130 LIVERMORE                       CA        94550      SFD       8.000        7.250    $1,813.87     360        1-Jul-26
4526133 ALPHARETTA                      GA        30201      SFD       7.750        7.250    $1,643.45     360        1-Jul-26
4526196 IRVINE                          CA        92619      SFD       8.500        7.250    $2,193.72     360        1-Jul-26
4526210 MONUMENT                        CO        80132      SFD       8.875        7.250    $1,813.28     360        1-Jul-26
4526218 MANHASSET                       NY        11030      SFD       7.750        7.250    $3,352.81     360        1-Jul-26
4526263 LEBANON                         NJ        08833      SFD       8.250        7.250    $2,602.02     360        1-Jul-26
4526278 WHITEHOUSE STATION              NJ        08889      SFD       8.375        7.250    $1,601.10     360        1-Jul-26
4526281 PARKER                          CO        80134      SFD       8.000        7.250    $1,520.37     360        1-Jul-26
4526357 LOOMIS                          CA        95650      SFD       7.500        7.230    $3,216.39     360        1-Jul-26
4526359 DUNWOODY                        GA        30350      SFD       7.750        7.250    $1,683.57     360        1-Jul-26
4526440 BALLWIN                         MO        63021      SFD       8.875        7.250    $1,806.12     360        1-Jul-26
4526464 WESTPORT                        CT        06880      SFD       8.250        7.250    $1,682.84     360        1-Jul-26
4526479 SCOTTSDALE                      AZ        85259      SFD       8.000        7.250    $1,944.48     360        1-Jul-26
4526532 MARIETTA                        GA        30068      SFD       7.875        7.250    $1,508.51     360        1-Jul-26
4526562 SYMRNA                          GA        30080      SFD       8.000        7.250    $1,907.79     360        1-Jul-26
4526563 COLLEYVILLE                     TX        76034      SFD       7.750        7.250    $2,814.07     360        1-Jul-26
4526582 PLEASANTON                      CA        94566      SFD       7.875        7.250    $1,922.89     360        1-Jul-26
4526585 OJAI                            CA        93023      SFD       7.500        7.230    $2,382.93     360        1-Jul-26
4526587 SOMERVILLE                      NJ        08876      SFD       8.750        7.250    $1,771.26     360        1-Jul-26
4526599 GURNEE                          IL        60031      SFD       7.750        7.250    $1,576.11     360        1-Jul-26
4526619 KIRTLAND                        OH        44094      SFD       7.750        7.250    $1,862.68     360        1-Aug-26
4526740 AUSTIN                          TX        78733      SFD       9.125        7.250    $1,836.37     360        1-Jul-26
4526775 OAKLAND TOWNSHIP                MI        48306      SFD       7.625        7.250    $1,559.98     360        1-Jul-26
4526780 ELMHURST                        IL        60126      SFD       7.750        7.250    $2,328.34     360        1-Jul-26
4526785 BASKING RIDGE                   NJ        07920      SFD       8.125        7.250    $2,388.99     360        1-Jul-26
4526795 SUMMIT                          NJ        07901      SFD       7.875        7.250    $2,610.25     360        1-Jul-26
4526803 DANVILLE                        CA        94506      SFD       7.875        7.250    $2,316.24     360        1-Aug-26
4526873 NORCROSS                        GA        30092      SFD       7.750        7.250    $1,683.57     360        1-Jul-26
4526920 CHAPEL HILL                     NC        27516      SFD       8.125        7.250    $1,722.60     360        1-Jul-26
4526932 LOUISVILLE                      KY        40241      SFD       8.125        7.250    $1,828.40     360        1-Jul-26
4526974 MISSION VIEJO                   CA        92692      SFD       7.625        7.250    $3,043.52     360        1-Jul-26
4527016 STAMFORD                        CT        06905      LCO       8.000        7.250    $1,981.17     360        1-Aug-26
4527034 NEWPORT COAST                   CA        92657      LCO       8.125        7.250    $2,520.04     360        1-May-26
4527041 SOUTHBURY                       CT        06488      SFD       8.125        7.250    $1,856.25     360        1-Aug-26
4527125 MENDHAM                         NJ        07926      SFD       7.625        7.250    $1,710.03     360        1-Jul-26
4527176 CRYSTAL LAKE                    IL        60014      SFD       7.375        7.105    $1,554.02     360        1-Jul-26
4527284 SEATTLE                         WA        98166      SFD       7.750        7.250    $2,411.45     360        1-Jul-26
4527349 DOYLESTOWN                      PA        18901      SFD       8.625        7.250    $2,009.04     360        1-Jul-26
4527680 PALM BEACH GARDENS              FL        33418      SFD       7.625        7.250    $3,530.48     360        1-Jul-26
4527776 EL PASO                         TX        79912      SFD       8.125        7.250    $2,092.73     360        1-Jul-26
4527803 GEORGETOWN                      TX        78626      SFD       7.875        7.250    $1,574.86     360        1-Jul-26
4527889 WOODSTOCK                       MD        21163      SFD       8.500        7.250    $1,994.18     360        1-Jul-26
4527947 NOVATO                          CA        94947      SFD       7.750        7.250    $3,223.86     360        1-Jul-26
4528094 DANVILLE                        CA        94506      SFD       8.125        7.250    $2,598.75     360        1-Jul-26
4528110 SAN FRANCISCO                   CA        94115      LCO       8.625        7.250    $1,785.03     360        1-Jul-26
4528189 ALPHARETTA                      GA        30202      SFD       8.125        7.250    $1,702.92     360        1-Jul-26
4528252 ARNOLD                          MD        21012      SFD       8.000        7.250    $2,230.65     360        1-Jul-26
4528266 BATON ROUGE                     LA        70817      SFD       8.500        7.250    $1,782.35     360        1-Jul-26
4528270 BELLEVUE                        WA        98006      SFD       8.375        7.250    $2,431.86     360        1-Jul-26
4528337 DENVER                          CO        80209      SFD       8.125        7.250    $2,806.64     360        1-Jul-26
4528339 PARK CITY                       UT        84098      SFD       8.000        7.250    $2,494.07     360        1-Jul-26
4528347 CASTLE ROCK                     CO        80104      SFD       8.125        7.250    $2,599.49     360        1-Jul-26
4528376 WARREN                          NJ        07059      SFD       7.750        7.250    $1,590.44     360        1-Jul-26
4528403 BELLAIRE                        TX        77401      SFD       7.875        7.250    $1,918.54     360        1-Jul-26
4528530 TULSA                           OK        74137      SFD       8.000        7.250    $1,834.42     360        1-Jul-26
4528556 GLEN ELLYN                      IL        60137      SFD       8.375        7.250    $1,884.60     360        1-Jul-26
4528573 SANTA CRUZ                      CA        95065      SFD       9.000        7.250    $3,381.43     360        1-Jul-26
4528592 FRANKLIN                        MA        02038      SFD       8.250        7.250    $1,803.04     360        1-Jul-26
4528760 CUMBERLAND FORESIDE             ME        04110      SFD       7.625        7.250    $2,300.33     360        1-Aug-26
4529021 SAINT CHARLES                   IL        60174      SFD       8.000        7.250    $1,834.42     360        1-Jul-26
4529026 REDONDO BEACH                   CA        90277      LCO       8.625        7.250    $2,100.04     360        1-Jul-26
4529028 MIAMI                           FL        33157      SFD       8.250        7.250    $1,727.92     360        1-Aug-26
4529129 MISSION VIEJO                   CA        92692      SFD       8.125        7.250    $1,702.92     360        1-Jul-26
4529214 EASLEY                          SC        29642      SFD       7.875        7.250    $1,667.66     360        1-Jul-26
4529353 WALNUT CREEK                    CA        94596      SFD       7.875        7.250    $2,320.23     360        1-Jul-26
4529375 PLANO                           TX        75093      SFD       8.000        7.250    $1,687.66     360        1-Jul-26
4529393 GOLDEN                          CO        80403      SFD       8.125        7.250    $1,908.22     360        1-Jul-26
4529463 PHOENIX                         AZ        85048      SFD       7.875        7.250    $1,850.38     360        1-Jul-26
4529544 COOPERSBURG                     PA        18036      SFD       8.875        7.250    $1,700.70     360        1-Aug-26
4530837 CARY                            NC        27511      SFD       8.500        7.250    $1,709.30     360        1-Aug-26
4530905 SAN JOSE                        CA        95118      SFD       8.250        7.250    $2,614.41     360        1-Jul-26
4531034 SAN JOSE                        CA        95135      SFD       8.750        7.250    $2,114.26     360        1-Jul-26
4531130 SAN RAMON                       CA        94583      SFD       8.500        7.250    $2,076.07     360        1-Jul-26
4531229 CHEVY CHASE                     MD        20815      SFD       8.125        7.250    $4,199.57     360        1-Aug-26
4531266 WARREN                          NJ        07059      SFD       8.250        7.250    $3,380.70     360        1-Aug-26
4532254 LAGUNA NIGUEL                   CA        92677      SFD       8.250        7.250    $2,404.05     360        1-Jul-26



(i)      (ix)                 (x)    (xi)      (xii)     (xiii)       (xiv)         (xv)        (xvi)
-----    --------------       ------ --------- --------- --------     -----------   ----------- -----------
         CUT-OFF
MORTGAGE DATE                                  MORTGAGE               T.O.P.        MASTER      FIXED
LOAN     PRINCIPAL                             INSURANCE SERVICE      MORTGAGE      SERVICE     RETAINED
NUMBER   BALANCE              LTV    SUBSIDY   CODE      FEE          LOAN          FEE         YIELD
-------- ------------------   ------ --------- --------- --------     -----------   ----------- -----------
3447462      $106,042.58      96.46                         0.250                     0.020       0.0000
3556161      $237,112.82      95.00                         0.250                     0.020       0.8550
3566759      $228,447.34      55.97                         0.250                     0.020       0.0000
3575698      $399,683.17      71.14  GD 4YR                 0.250                     0.020       0.2300
3576937      $417,738.31      79.90  GD 3YR                 0.250                     0.020       0.0000
4450089      $399,738.34      84.75                         0.250                     0.020       0.6050
4451487      $239,642.65      75.69                         0.250                     0.020       0.0000
4455503      $311,704.69      95.08                         0.250                     0.020       0.2300
4460719      $279,236.49      68.13                         0.250                     0.020       0.0000
4467714      $209,307.20      80.00                         0.250                     0.020       0.0000
4469045      $314,586.49      89.69                         0.250                     0.020       0.6050
4469376      $244,653.04      58.35                         0.250                     0.020       0.2300
4470552      $214,917.42      75.87  GD 3YR                 0.250                     0.020       0.0000
4471967      $357,353.90      80.00                         0.250                     0.020       0.3550
4474852      $250,714.56      94.65  GD 4YR                 0.250                     0.020       0.2300
4479265      $236,617.82      66.39  GD 4YR                 0.250                     0.020       0.0000
4480670      $273,171.13      79.99                         0.250                     0.020       0.0000
4482321      $261,697.42      94.99                         0.250                     0.020       1.2300
4482473      $387,407.71      80.00                         0.250                     0.020       0.0000
4483657      $310,417.83      80.00                         0.250                     0.020       0.1050
4484153      $209,383.44      90.00                         0.250                     0.020       0.8550
4485044      $272,470.30      79.89                         0.250                     0.020       0.2300
4485302      $239,587.60      95.00                         0.250                     0.020       0.7300
4485644      $384,412.30      79.38                         0.250                     0.020       0.0000
4485703      $268,581.65      90.00  GD 5YR                 0.250                     0.020       0.7300
4485870      $261,805.55      82.65                         0.250                     0.020       0.0000
4486973      $487,673.36      80.00  GD 3YR                 0.250                     0.020       0.0000
4487017      $271,642.93      80.00  GD 2YR                 0.250                     0.020       0.6050
4487025      $345,515.17      80.00  GD 3YR                 0.250                     0.020       0.0000
4487111      $251,826.57      65.45                         0.250                     0.020       0.3550
4489255      $230,219.99      84.99                         0.250                     0.020       0.0000
4489269      $254,820.02      75.28                         0.250                     0.020       0.0000
4489945      $224,630.04      52.94  GD 8YR                 0.250                     0.020       0.0000
4490817      $269,818.83      90.00  GD 3YR                 0.250                     0.020       0.4800
4491199      $259,658.68      68.49                         0.250                     0.020       0.6050
4491224      $294,330.17      80.00  GD 3YR                 0.250                     0.020       0.0000
4491726      $330,054.98      90.00                         0.250                     0.020       0.4800
4491826      $377,346.63      80.00                         0.250                     0.020       0.4800
4492002      $222,336.21      95.00                         0.250                     0.020       1.1050
4492173      $354,445.82      79.98                         0.250                     0.020       0.7300
4492534      $228,715.20      90.00  GD 3YR                 0.250                     0.020       1.1050
4492661      $222,641.73      94.82                         0.250                     0.020       0.9800
4492944      $250,044.48      89.99                         0.250                     0.020       0.8550
4493088      $363,558.99      48.67                         0.250                     0.020       0.0000
4493391      $252,623.29      67.47                         0.250                     0.020       0.0000
4493511      $501,196.18      85.00  GD 2YR                 0.250                     0.020       0.9800
4493737      $238,214.02      77.30                         0.250                     0.020       0.0000
4493748      $283,216.99      80.00                         0.250                     0.020       0.0000
4494066      $223,413.72      90.93                         0.250                     0.020       0.7300
4494308      $298,617.36      88.59                         0.250                     0.020       0.7300
4494658      $426,915.07      80.00                         0.250                     0.020       0.0000
4495306      $271,643.62      90.00                         0.250                     0.020       1.2300
4496240      $321,196.55      79.97                         0.250                     0.020       0.0000
4496506      $345,493.39      79.99                         0.250                     0.020       0.1050
4496509      $218,806.77      94.98                         0.250                     0.020       0.6050
4496573      $169,121.96      94.99  GD 5YR                 0.250                     0.020       0.4800
4496588      $259,184.30      89.99  GD 3YR                 0.250                     0.020       0.7300
4496635      $351,751.55      80.00                         0.250                     0.020       0.2300
4496661      $214,081.30      69.01                         0.250                     0.020       0.0000
4496995      $400,000.00      71.43  GD 5YR                 0.250                     0.020       0.3550
4497371      $241,072.08      80.00                         0.250                     0.020       0.1050
4497725      $584,258.62      85.00                         0.250                     0.020       0.6050
4497927      $243,544.60      94.99                         0.250                     0.020       0.7300
4498042      $309,213.86      84.93  GD 5YR                 0.250                     0.020       0.0000
4498402      $531,125.30      80.00                         0.250                     0.020       0.0000
4498435      $215,709.15      89.26                         0.250                     0.020       0.4800
4498440      $403,427.88      80.00                         0.250                     0.020       0.2300
4498816      $267,456.93      79.93  GD 5YR                 0.250                     0.020       0.4800
4498896      $214,493.80      43.00                         0.250                     0.020       0.0000
4498927      $598,551.98      77.52  GD 4YR                 0.250                     0.020       0.0000
4498945      $566,529.47      80.00                         0.250                     0.020       0.0000
4498988      $236,844.97      89.99                         0.250                     0.020       0.6050
4498994      $399,081.24      80.00  GD 3YR                 0.250                     0.020       0.0000
4499093      $276,905.13      95.00                         0.250                     0.020       1.1050
4499372      $231,453.76      80.00                         0.250                     0.020       0.0000
4499380      $289,557.31      70.75                         0.250                     0.020       0.0000
4499413      $314,586.49      90.00  GD 8YR                 0.250                     0.020       0.6050
4499564      $269,364.29      59.34                         0.250                     0.020       0.0000
4499743      $260,833.57      90.00                         0.250                     0.020       0.7300
4500052      $254,414.28      87.93                         0.250                     0.020       0.0000
4500109      $212,038.53      89.98                         0.250                     0.020       0.0000
4500157      $297,189.04      80.00                         0.250                     0.020       0.3550
4500197      $244,597.17      71.64  GD 3YR                 0.250                     0.020       0.0000
4500343      $359,502.87      90.00                         0.250                     0.020       0.3550
4500918      $398,935.39      83.35                         0.250                     0.020       0.0000
4501037      $221,897.18      79.99                         0.250                     0.020       0.3550
4501198      $673,917.20      79.90                         0.250                     0.020       0.0000
4501366      $249,618.37      66.67  GD 5YR                 0.250                     0.020       0.0000
4501636      $242,507.58      90.00                         0.250                     0.020       0.4800
4501719      $245,554.02      79.69                         0.250                     0.020       0.0000
4501876      $215,551.11      69.45                         0.250                     0.020       0.3550
4501945      $144,886.88      60.40  GD 2YR                 0.250                     0.020       0.0000
4502161      $296,488.62      80.00                         0.250                     0.020       0.0000
4502254      $261,210.49      79.38  GD 3YR                 0.250                     0.020       0.0000
4502263      $223,157.63      80.00                         0.250                     0.020       0.0000
4502285      $254,384.57      77.27                         0.250                     0.020       0.0000
4502290      $243,311.39      79.99                         0.250                     0.020       0.0000
4502536      $234,675.48      67.51                         0.250                     0.020       0.3550
4502544      $399,325.97      65.28                         0.250                     0.020       0.0000
4502939      $287,549.44      80.00                         0.250                     0.020       0.0000
4503086      $379,475.24      74.51  GD 3YR                 0.250                     0.020       0.3550
4503102      $279,797.34      68.13  GD 3YR                 0.250                     0.020       0.1050
4503183      $227,834.98      80.00                         0.250                     0.020       0.1050
4503224      $226,258.96      89.99                         0.250                     0.020       0.2300
4503305      $299,548.59      79.51                         0.250                     0.020       0.0000
4503340      $287,401.49      89.66                         0.250                     0.020       0.3550
4503398      $319,208.50      83.12  GD 3YR     33          0.250                     0.020       0.0000
4503611      $284,679.26      95.00                         0.250                     0.020       1.3550
4503722      $447,961.17      76.41                         0.250                     0.020       0.6050
4503742      $235,482.51      79.98                         0.250                     0.020       0.4800
4503769      $309,154.68      75.16                         0.250                     0.020       0.0000
4503961      $345,957.74      90.00                         0.250                     0.020       0.0000
4504175      $299,653.52      94.19                         0.250                     0.020       1.2300
4504196      $248,997.60      79.87                         0.250                     0.020       0.0000
4504213      $285,174.76      80.00                         0.250                     0.020       0.0000
4504378      $350,212.81      89.77                         0.250                     0.020       0.1050
4504482      $253,233.70      95.00  GD 4YR                 0.250                     0.020       0.8550
4504527      $224,520.50      89.86                         0.250                     0.020       0.2300
4504534      $234,331.67      78.46                         0.250                     0.020       0.0000
4504568      $224,697.03      90.00                         0.250                     0.020       0.4800
4504660      $239,843.00      68.92                         0.250                     0.020       0.6050
4504746      $233,668.61      86.67                         0.250                     0.020       0.2300
4504765      $212,994.12      90.00                         0.250                     0.020       0.2300
4504829      $355,161.81      80.00  GD 3YR                 0.250                     0.020       0.0000
4504923      $359,173.12      80.00                         0.250                     0.020       0.0000
4505001      $340,485.47      89.99  GD 4YR                 0.250                     0.020       0.0000
4505391      $250,901.77      89.99                         0.250                     0.020       1.1050
4505699      $249,090.68      90.00  GD 3YR                 0.250                     0.020       0.0000
4505923      $214,687.79      63.80  GD 3YR                 0.250                     0.020       0.1050
4506070      $319,768.39      80.00                         0.250                     0.020       0.1050
4506087      $229,046.55      90.00                         0.250                     0.020       0.6050
4506246      $399,058.20      83.68                         0.250                     0.020       0.0000
4506275      $183,935.85      95.00  GD 4YR                 0.250                     0.020       0.6050
4506451      $299,513.90      75.95                         0.250                     0.020       0.0000
4506644      $238,894.74      92.99  GD 5YR                 0.250                     0.020       0.8550
4506889      $295,249.69      80.00                         0.250                     0.020       0.0000
4506920      $218,060.34      84.30                         0.250                     0.020       0.0000
4506987      $253,381.51      89.98                         0.250                     0.020       0.1050
4506994      $235,997.37      80.00                         0.250                     0.020       0.0000
4507012      $267,069.18      95.04                         0.250                     0.020       0.0000
4507084      $249,645.94      76.45                         0.250                     0.020       0.2300
4507090      $314,275.94      74.12                         0.250                     0.020       0.4800
4507114      $357,300.43      80.00                         0.250                     0.020       0.1050
4507156      $299,575.15      58.25                         0.250                     0.020       0.2300
4507429      $287,592.15      90.00             33          0.250                     0.020       0.2300
4507537      $310,700.36      90.00                         0.250                     0.020       0.7300
4507540      $304,534.41      73.85                         0.250                     0.020       0.0000
4507636      $231,748.30      79.99                         0.250                     0.020       0.6050
4507694      $389,345.15      80.00  GD 4YR                 0.250                     0.020       0.6050
4507932      $213,743.51      94.99                         0.250                     0.020       0.2300
4507981      $354,229.69      77.15                         0.250                     0.020       0.8550
4508101      $254,837.40      76.12                         0.250                     0.020       0.7300
4508250      $349,752.97      54.69                         0.250                     0.020       0.2300
4508320      $231,430.05      79.99                         0.250                     0.020       0.4800
4508502      $289,768.09      69.38                         0.250                     0.020       0.0000
4508646      $317,542.14      79.94                         0.250                     0.020       0.6050
4508671      $274,336.32      77.46                         0.250                     0.020       0.0000
4508799      $327,188.68      79.04  GD 3YR                 0.250                     0.020       0.0000
4508841      $260,581.32      79.82                         0.250                     0.020       0.0000
4508874      $245,805.33      79.23  GD 3YR                 0.250                     0.020       0.0000
4508915      $233,089.54      80.00  GD 3YR                 0.250                     0.020       0.1050
4508921      $229,829.30      69.38                         0.250                     0.020       0.0000
4508924      $339,199.48      80.00                         0.250                     0.020       0.0000
4508925      $299,553.31      36.81                         0.250                     0.020       0.0000
4509065      $233,684.93      90.00  GD 5YR                 0.250                     0.020       0.4800
4509066      $232,266.15      79.08                         0.250                     0.020       0.0000
4509074      $263,176.59      80.00                         0.250                     0.020       0.0000
4509085      $315,793.28      80.00  GD 5YR                 0.250                     0.020       0.6050
4509116      $213,696.93      88.43  GD 3YR                 0.250                     0.020       0.2300
4509154      $227,343.43      80.00                         0.250                     0.020       0.3550
4509195      $278,822.09      89.75                         0.250                     0.020       0.7300
4509376      $342,200.60      89.99                         0.250                     0.020       0.1050
4509441      $258,837.59      95.00                         0.250                     0.020       0.6050
4509674      $255,590.04      83.23             33          0.250                     0.020       0.2300
4509727      $312,506.81      89.93  GD 5YR                 0.250                     0.020       0.2300
4509763      $299,788.26      68.34  GD 3YR                 0.250                     0.020       0.2300
4509873      $232,470.32      80.00                         0.250                     0.020       0.2300
4509876      $234,350.25      87.69             33          0.250                     0.020       0.0000
4509898      $255,412.01      80.00                         0.250                     0.020       0.0000
4510034      $623,070.91      75.00  GD 5YR                 0.250                     0.020       0.0000
4510069      $310,285.69      73.49                         0.250                     0.020       0.0000
4510077      $399,189.45      88.89                         0.250                     0.020       0.4800
4510160      $399,389.37      88.89                         0.250                     0.020       0.0000
4510235      $274,833.40      74.93  GD 3YR                 0.250                     0.020       0.9800
4510339      $345,462.09      90.00             33          0.250                     0.020       0.3550
4510360      $234,373.73      90.00                         0.250                     0.020       0.0000
4510412      $260,591.54      88.47  GD 2YR                 0.250                     0.020       0.0000
4510495      $246,204.41      79.88                         0.250                     0.020       0.1050
4510520      $349,175.92      63.29                         0.250                     0.020       0.0000
4510595      $232,816.56      90.00                         0.250                     0.020       0.9800
4510631      $390,972.87      90.00                         0.250                     0.020       0.4800
4510671      $419,710.95      80.00  GD 5YR                 0.250                     0.020       0.3550
4510678      $247,598.85      95.00                         0.250                     0.020       0.2300
4510720      $230,584.67      80.00                         0.250                     0.020       0.0000
4510737      $273,521.78      79.97  GD 3YR                 0.250                     0.020       0.0000
4510816      $229,593.47      79.72                         0.250                     0.020       0.1050
4510823      $273,172.25      90.00             33          0.250                     0.020       0.3550
4510928      $215,386.20      90.00                         0.250                     0.020       0.0000
4511020      $261,156.13      94.14  GD 2YR                 0.250                     0.020       0.3550
4511029      $232,493.89      90.00                         0.250                     0.020       0.4800
4511036      $323,170.14      90.00             33          0.250                     0.020       0.0000
4511050      $229,457.53      74.19                         0.250                     0.020       0.0000
4511163      $265,142.51      90.00  GD 5YR                 0.250                     0.020       0.4800
4511281      $292,491.56      90.00             33          0.250                     0.020       0.0000
4511312      $228,873.10      90.00             33          0.250                     0.020       0.0000
4511362      $223,882.50      79.99                         0.250                     0.020       0.2300
4511381      $211,513.06      80.00                         0.250                     0.020       0.0000
4511476      $349,090.85      35.00                         0.250                     0.020       0.0000
4511498      $423,974.32      72.65                         0.250                     0.020       0.0000
4511518      $300,711.69      89.99             24          0.250                     0.020       0.3550
4511709      $270,553.31      90.00                         0.250                     0.020       0.7300
4511715      $339,275.40      74.24                         0.250                     0.020       0.2300
4511725      $256,749.82      79.75                         0.250                     0.020       0.4800
4511802      $318,769.11      72.67  GD 4YR                 0.250                     0.020       0.1050
4511814      $318,987.10      76.01                         0.250                     0.020       0.0000
4511845      $114,744.93      95.00                         0.250                     0.020       1.1050
4511917      $288,701.18      80.00                         0.250                     0.020       0.3550
4511932      $299,344.43      63.83                         0.250                     0.020       0.1050
4511972      $293,936.03      80.00  GD 4YR                 0.250                     0.020       0.0000
4511981      $387,362.05      80.00                         0.250                     0.020       0.0000
4511984      $207,678.83      95.00                         0.250                     0.020       1.1050
4511992      $244,145.06      94.99                         0.250                     0.020       0.8550
4512013      $249,477.98      89.98  GD 4YR                 0.250                     0.020       0.0000
4512085      $239,838.96      80.00                         0.250                     0.020       0.4800
4512185      $271,541.65      64.00                         0.250                     0.020       0.0000
4512190      $586,649.47      80.00  GD 4YR                 0.250                     0.020       0.0000
4512208      $372,642.11      90.00                         0.250                     0.020       0.0000
4512287      $235,416.25      80.00                         0.250                     0.020       0.0000
4512304      $260,329.87      90.00                         0.250                     0.020       0.1050
4512316      $399,147.56      63.24                         0.250                     0.020       0.2300
4512328      $223,666.46      80.00                         0.250                     0.020       0.0000
4512334      $229,657.53      65.16                         0.250                     0.020       0.0000
4512370      $223,485.50      64.18                         0.250                     0.020       0.0000
4512393      $314,507.05      76.83                         0.250                     0.020       0.0000
4512423      $243,428.06      80.00                         0.250                     0.020       0.2300
4512427      $249,439.89      73.53                         0.250                     0.020       0.0000
4512437      $308,922.80      89.99                         0.250                     0.020       0.3550
4512450      $239,462.30      56.07                         0.250                     0.020       0.0000
4512452      $524,874.19      80.00                         0.250                     0.020       0.3550
4512628      $214,895.24      80.00  GD 3YR                 0.250                     0.020       0.2300
4512648      $244,839.73      66.22                         0.250                     0.020       0.6050
4512649      $271,487.74      79.98                         0.250                     0.020       0.0000
4512685      $224,420.17      90.00             12          0.250                     0.020       0.7300
4512704      $259,320.59      90.00             33          0.250                     0.020       0.0000
4512725      $336,884.31      90.00                         0.250                     0.020       0.7300
4512768      $322,239.51      86.60                         0.250                     0.020       0.0000
4512859      $321,450.71      67.45                         0.250                     0.020       0.0000
4512880      $445,685.22      80.00                         0.250                     0.020       0.2300
4512939      $215,709.15      90.00  GD 2YR                 0.250                     0.020       0.4800
4512956      $369,449.08      83.15  GD 3YR     33          0.250                     0.020       0.0000
4512988      $216,485.17      89.99             33          0.250                     0.020       0.1050
4513003      $275,409.42      90.00                         0.250                     0.020       0.2300
4513012      $257,817.90      72.07                         0.250                     0.020       0.2300
4513039      $229,733.60      79.99                         0.250                     0.020       0.1050
4513053      $243,627.52      80.00                         0.250                     0.020       0.0000
4513076      $383,469.73      80.00                         0.250                     0.020       0.3550
4513085      $380,633.83      90.00  GD 4YR     33          0.250                     0.020       0.2300
4513168      $329,260.67      63.46                         0.250                     0.020       0.0000
4513169      $211,947.36      90.00                         0.250                     0.020       0.2300
4513231      $449,362.73      43.06                         0.250                     0.020       0.2300
4513292      $235,759.03      75.00                         0.250                     0.020       0.3550
4513309      $284,606.44      74.03  GD 4YR                 0.250                     0.020       0.3550
4513346      $269,303.16      80.00                         0.250                     0.020       0.4800
4513391      $238,078.21      90.00                         0.250                     0.020       0.4800
4513484      $479,248.84      80.00                         0.250                     0.020       0.0000
4513554      $227,729.79      80.00                         0.250                     0.020       1.1050
4513582      $262,618.09      76.23                         0.250                     0.020       0.1050
4513609      $242,668.55      80.00                         0.250                     0.020       0.1050
4513642      $343,936.28      89.99                         0.250                     0.020       0.4800
4513686      $234,092.10      90.00             33          0.250                     0.020       0.0000
4513691      $314,536.55      90.00  GD 2YR                 0.250                     0.020       0.6050
4513721      $338,646.44      90.00                         0.250                     0.020       0.7300
4513729      $251,401.48      90.00                         0.250                     0.020       1.1050
4513789      $223,682.78      80.00                         0.250                     0.020       0.2300
4513834      $259,622.43      86.24                         0.250                     0.020       0.1050
4513864      $261,229.53      80.00  GD 6YR                 0.250                     0.020       0.2300
4513894      $278,734.01      95.00                         0.250                     0.020       0.4800
4513920      $354,421.49      80.00                         0.250                     0.020       0.0000
4513927      $269,636.45      89.87                         0.250                     0.020       0.4800
4513952      $299,344.43      75.00                         0.250                     0.020       0.1050
4514006      $259,431.84      80.00                         0.250                     0.020       0.1050
4514042      $233,846.92      90.00  GD 5YR                 0.250                     0.020       0.6050
4514049      $372,503.71      73.43                         0.250                     0.020       0.7300
4514110      $251,462.97      80.00                         0.250                     0.020       0.2300
4514112       $91,863.01      50.44  GD 3YR                 0.250                     0.020       0.0000
4514124      $233,488.68      90.00             33          0.250                     0.020       0.1050
4514142      $344,065.20      80.00                         0.250                     0.020       0.2300
4514154      $253,085.90      89.99                         0.250                     0.020       0.9800
4514162      $300,000.00      73.77                         0.250                     0.020       0.0000
4514169      $265,402.88      80.00                         0.250                     0.020       0.0000
4514216      $264,574.90      73.61                         0.250                     0.020       0.0000
4514234      $224,664.98      68.81                         0.250                     0.020       0.0000
4514246      $279,403.28      80.00  GD 5YR                 0.250                     0.020       0.2300
4514333      $446,246.98      80.00                         0.250                     0.020       0.2300
4514334      $215,259.78      90.00                         0.250                     0.020       0.4800
4514385      $234,418.71      54.15                         0.250                     0.020       0.0000
4514394      $273,031.41      80.00                         0.250                     0.020       0.3550
4514411       $75,101.33      94.95  GD 3YR                 0.250                     0.020       0.6050
4514413      $219,703.77      80.00                         0.250                     0.020       0.4800
4514435      $239,501.24      75.00                         0.250                     0.020       0.3550
4514442      $488,846.30      72.59  GD 3YR                 0.250                     0.020       0.0000
4514547      $271,624.39      80.00                         0.250                     0.020       0.3550
4514579      $233,651.57      80.00                         0.250                     0.020       0.0000
4514615      $259,821.06      77.84  FX 1YR                 0.250                     0.020       0.3550
4514647      $219,469.04      62.90                         0.250                     0.020       0.0000
4514667      $349,491.75      51.85                         0.250                     0.020       0.1050
4514687      $223,325.21      90.00             33          0.250                     0.020       0.1050
4514722      $324,516.09      65.66                         0.250                     0.020       0.0000
4514782      $229,444.91      70.77                         0.250                     0.020       0.0000
4514786      $249,840.58      89.94  GD 8YR                 0.250                     0.020       0.7300
4514798      $239,551.16      80.00  GD 8YR                 0.250                     0.020       0.1050
4514804      $233,462.54      75.00                         0.250                     0.020       0.0000
4514818      $289,546.16      70.90                         0.250                     0.020       0.0000
4514821      $385,317.59      90.00             33          0.250                     0.020       0.4800
4514872      $226,079.38      80.00  GD 6YR                 0.250                     0.020       0.2300
4514904      $239,615.00      60.15  GD 3YR                 0.250                     0.020       0.0000
4514943      $241,160.30      90.00  GD 3YR                 0.250                     0.020       0.4800
4514983      $305,297.15      77.12                         0.250                     0.020       0.0000
4515027      $273,338.75      80.00                         0.250                     0.020       0.0000
4515054      $411,694.23      80.00                         0.250                     0.020       0.0000
4515069      $625,340.60      75.00  GD 3YR                 0.250                     0.020       0.1050
4515088      $310,248.81      78.66                         0.250                     0.020       0.1050
4515159      $244,170.79      89.99  GD 5YR                 0.250                     0.020       0.4800
4515186      $598,207.98      79.96                         0.250                     0.020       0.0000
4515188      $230,228.80      85.00  GD 3YR                 0.250                     0.020       0.1050
4515234      $311,283.38      80.00                         0.250                     0.020       0.0000
4515239      $625,785.22      75.00                         0.250                     0.020       0.0000
4515298      $213,720.11      84.00             33          0.250                     0.020       0.0000
4515303      $291,793.90      80.00                         0.250                     0.020       0.2300
4515401      $399,103.84      75.47  GD 3YR                 0.250                     0.020       0.0000
4515468      $264,553.44      47.11                         0.250                     0.020       0.0000
4515489      $311,447.07      79.99                         0.250                     0.020       0.1050
4515492      $246,650.21      80.00  GD 4YR                 0.250                     0.020       0.2300
4515506      $274,610.55      79.25                         0.250                     0.020       0.2300
4515572      $236,828.46      75.96  GD 3YR                 0.250                     0.020       0.1050
4515587      $264,803.33      68.83                         0.250                     0.020       0.0000
4515740      $289,409.80      90.00                         0.250                     0.020       0.4800
4515752      $242,845.05      90.00                         0.250                     0.020       0.7300
4515755      $445,152.63      74.99  GD 3YR                 0.250                     0.020       0.1050
4515773      $301,104.22      90.00  GD 6YR                 0.250                     0.020       0.6050
4515828      $293,703.63      90.00                         0.250                     0.020       0.4800
4515883      $471,279.48      80.00                         0.250                     0.020       0.0000
4515899      $303,074.97      79.88                         0.250                     0.020       0.0000
4515948      $587,124.49      80.00                         0.250                     0.020       0.0000
4515996      $536,764.29      80.00                         0.250                     0.020       0.0000
4516000      $407,085.51      80.00                         0.250                     0.020       0.0000
4516016      $487,308.91      80.00  GD 4YR                 0.250                     0.020       0.2300
4516042      $262,716.54      90.00  GD 6YR                 0.250                     0.020       0.4800
4516047      $269,818.83      64.44                         0.250                     0.020       0.4800
4516103      $390,917.08      90.00                         0.250                     0.020       0.0000
4516123      $259,417.49      80.00                         0.250                     0.020       0.0000
4516128      $274,241.02      95.00                         0.250                     0.020       1.3550
4516131      $351,718.51      80.00                         0.250                     0.020       0.0000
4516137      $289,578.86      78.38                         0.250                     0.020       0.1050
4516141      $236,078.97      85.00             33          0.250                     0.020       0.1050
4516143      $222,398.68      90.00             06          0.250                     0.020       0.0000
4516170      $324,758.80      76.47                         0.250                     0.020       0.0000
4516189      $587,009.17      80.00  GD 3YR                 0.250                     0.020       0.0000
4516198      $507,641.45      80.00  GD 3YR                 0.250                     0.020       0.2300
4516204      $224,689.29      90.00                         0.250                     0.020       0.3550
4516206      $271,574.34      80.00                         0.250                     0.020       0.0000
4516216      $350,000.00      68.63                         0.250                     0.020       0.0000
4516265      $622,048.97      70.00                         0.250                     0.020       0.0000
4516267      $339,427.08      80.00                         0.250                     0.020       0.0000
4516270      $287,281.23      77.18                         0.250                     0.020       0.0000
4516277      $247,616.15      95.00                         0.250                     0.020       0.4800
4516284      $292,535.14      90.00             33          0.250                     0.020       0.2300
4516300      $271,803.13      78.94                         0.250                     0.020       0.1050
4516305      $264,788.08      58.63  GD 3YR                 0.250                     0.020       0.0000
4516323      $449,265.58      69.23                         0.250                     0.020       0.0000
4516340      $269,190.94      72.97                         0.250                     0.020       0.0000
4516370      $251,612.97      90.00                         0.250                     0.020       0.0000
4516453      $293,433.68      80.00                         0.250                     0.020       0.7300
4516523      $359,467.70      80.00                         0.250                     0.020       0.1050
4516534      $216,660.04      89.98                         0.250                     0.020       0.4800
4516558      $317,586.76      89.14  GD 3YR                 0.250                     0.020       0.4800
4516605      $214,671.78      58.90                         0.250                     0.020       0.0000
4516675      $229,360.61      86.79             13          0.250                     0.020       0.3550
4516677      $254,805.96      64.41                         0.250                     0.020       0.0000
4516692      $299,327.87      66.13                         0.250                     0.020       0.0000
4516727      $354,458.08      78.02                         0.250                     0.020       0.0000
4516745      $251,419.30      70.00                         0.250                     0.020       0.0000
4516752      $649,574.80      65.07  GD 3YR                 0.250                     0.020       0.6050
4516767      $256,386.40      89.99                         0.250                     0.020       0.7300
4516828      $252,307.86      78.29                         0.250                     0.020       0.0000
4516842      $236,000.00      80.00  GD 3YR                 0.250                     0.020       0.0000
4516907      $279,000.00      90.00                         0.250                     0.020       0.7300
4516934      $244,834.90      80.00                         0.250                     0.020       0.0000
4516946      $403,707.59      80.00                         0.250                     0.020       0.1050
4516999      $224,508.33      90.00             33          0.250                     0.020       0.1050
4517077      $339,328.22      80.00                         0.250                     0.020       0.6050
4517098      $348,455.81      77.60                         0.250                     0.020       0.2300
4517114      $231,645.84      80.00                         0.250                     0.020       0.0000
4517187      $299,788.26      50.00                         0.250                     0.020       0.2300
4517269      $389,260.53      80.08                         0.250                     0.020       0.0000
4517296      $251,835.15      80.00                         0.250                     0.020       0.6050
4517358      $210,355.13      90.00                         0.250                     0.020       0.3550
4517385      $276,560.26      60.87  GD 3YR                 0.250                     0.020       0.0000
4517410      $219,844.72      76.12                         0.250                     0.020       0.2300
4517431      $268,282.23      80.00                         0.250                     0.020       0.7300
4517451      $270,803.85      68.35                         0.250                     0.020       0.1050
4517470      $269,789.37      75.00                         0.250                     0.020       0.0000
4517610      $334,809.90      90.00                         0.250                     0.020       0.6050
4517625      $299,585.73      70.34  GD 5YR                 0.250                     0.020       0.3550
4517662      $299,808.70      49.18                         0.250                     0.020       0.7300
4517712      $349,478.86      74.47                         0.250                     0.020       0.0000
4517747      $269,869.36      80.00                         0.250                     0.020       0.0000
4517788      $233,597.09      85.00                         0.250                     0.020       0.6050
4517831      $224,837.15      76.27                         0.250                     0.020       0.1050
4517834      $255,426.46      80.00                         0.250                     0.020       0.0000
4517838      $309,514.88      74.16                         0.250                     0.020       0.0000
4517856      $264,344.51      53.48                         0.250                     0.020       0.0000
4517863      $463,375.25      80.00  GD 4YR                 0.250                     0.020       0.4800
4517920      $227,492.77      79.99                         0.250                     0.020       0.0000
4517934      $214,710.50      84.31                         0.250                     0.020       0.4800
4517950      $449,362.73      76.27                         0.250                     0.020       0.2300
4517963      $214,695.52      81.30                         0.250                     0.020       0.2300
4517964      $219,856.08      80.00                         0.250                     0.020       0.6050
4517978      $289,599.53      79.45                         0.250                     0.020       0.3550
4517994      $431,032.15      80.75                         0.250                     0.020       0.0000
4518012      $219,082.96      80.00                         0.250                     0.020       0.0000
4518015      $267,898.44      70.01                         0.250                     0.020       0.0000
4518030      $251,701.35      90.00                         0.250                     0.020       1.1050
4518085      $252,623.29      84.99                         0.250                     0.020       0.0000
4518087      $372,563.44      70.06                         0.250                     0.020       0.0000
4518100      $243,636.69      80.00                         0.250                     0.020       0.0000
4518149      $239,642.65      75.31                         0.250                     0.020       0.0000
4518170      $254,492.11      68.92                         0.250                     0.020       0.2300
4518179      $278,390.34      90.00             33          0.250                     0.020       0.1050
4518215      $328,068.76      89.88                         0.250                     0.020       0.6050
4518225      $222,049.13      88.12             24          0.250                     0.020       0.4800
4518255      $280,000.00      79.95                         0.250                     0.020       0.0000
4518260      $299,327.87      67.11                         0.250                     0.020       0.0000
4518262      $239,676.85      56.74                         0.250                     0.020       0.4800
4518274      $283,577.14      79.55  GD 3YR                 0.250                     0.020       0.0000
4518280      $348,518.05      72.71                         0.250                     0.020       0.3550
4518292      $331,552.98      80.00                         0.250                     0.020       0.4800
4518293      $257,845.84      79.99                         0.250                     0.020       0.0000
4518326      $346,056.58      90.00                         0.250                     0.020       0.7300
4518358      $247,582.09      80.00                         0.250                     0.020       0.0000
4518361      $284,551.97      93.44                         0.250                     0.020       1.7300
4518366      $381,858.45      80.00  GD 3YR                 0.250                     0.020       0.2300
4518402      $274,780.08      71.43                         0.250                     0.020       0.0000
4518428      $345,085.42      80.00  GD 8YR                 0.250                     0.020       0.0000
4518429      $237,679.55      80.00                         0.250                     0.020       0.4800
4518439      $232,793.99      90.00                         0.250                     0.020       0.6050
4518458      $238,144.89      90.00             33          0.250                     0.020       0.0000
4518462      $222,651.01      79.93                         0.250                     0.020       0.0000
4518466      $278,835.27      90.00                         0.250                     0.020       1.1050
4518475      $242,543.70      90.00                         0.250                     0.020       0.8550
4518482      $287,571.18      80.00                         0.250                     0.020       0.0000
4518509      $314,853.49      79.97                         0.250                     0.020       0.2300
4518510      $208,704.01      48.77                         0.250                     0.020       0.2300
4518584      $267,620.46      80.00                         0.250                     0.020       0.2300
4518604      $339,575.86      80.00                         0.250                     0.020       0.8550
4518606      $221,215.91      95.00                         0.250                     0.020       0.9800
4518728      $241,691.80      89.79                         0.250                     0.020       0.6050
4518766      $299,585.73      75.00                         0.250                     0.020       0.3550
4518778      $269,187.05      90.00                         0.250                     0.020       0.4800
4518791      $219,645.97      85.00             33          0.250                     0.020       0.3550
4518799      $209,679.42      64.62                         0.250                     0.020       0.0000
4518828      $330,000.00      79.52                         0.250                     0.020       0.6050
4518852      $233,589.13      85.00                         0.250                     0.020       0.3550
4518855      $224,867.16      88.24                         0.250                     0.020       1.1050
4518875      $287,621.92      90.00                         0.250                     0.020       0.6050
4518906      $309,769.93      72.94                         0.250                     0.020       0.0000
4518911      $254,820.01      69.86  GD 3YR                 0.250                     0.020       0.2300
4518912      $296,229.89      85.00             33          0.250                     0.020       0.2300
4518920      $255,836.75      80.00  GD 3YR                 0.250                     0.020       0.7300
4518972      $392,347.24      90.00                         0.250                     0.020       0.7300
4518983      $319,579.92      80.00  GD 5YR                 0.250                     0.020       0.6050
4519022      $279,583.08      77.71                         0.250                     0.020       0.0000
4519024      $279,603.47      66.12                         0.250                     0.020       0.2300
4519058      $303,696.08      79.99                         0.250                     0.020       0.4800
4519139      $303,990.64      90.00                         0.250                     0.020       0.3550
4519204      $218,641.63      82.57                         0.250                     0.020       0.1050
4519210      $261,876.49      79.99                         0.250                     0.020       0.1050
4519215      $324,562.40      55.56                         0.250                     0.020       0.4800
4519216      $279,830.37      80.00                         0.250                     0.020       0.9800
4519306      $239,700.00      74.77                         0.250                     0.020       0.4800
4519324      $297,598.76      80.00                         0.250                     0.020       0.4800
4519325      $219,703.77      80.00  GD 8YR                 0.250                     0.020       0.4800
4519359      $529,011.16      75.00                         0.250                     0.020       0.0000
4519364      $286,632.72      88.55                         0.250                     0.020       0.7300
4519373      $287,581.78      85.97                         0.250                     0.020       0.1050
4519399      $234,683.59      77.05                         0.250                     0.020       0.4800
4519406      $243,545.82      79.99                         0.250                     0.020       0.1050
4519446      $299,562.72      66.75                         0.250                     0.020       0.1050
4519497      $319,774.15      80.00                         0.250                     0.020       0.2300
4519671      $346,101.33      80.00                         0.250                     0.020       0.8550
4519719      $277,469.42      90.00                         0.250                     0.020       1.3550
4519747      $247,320.87      71.22                         0.250                     0.020       0.1050
4519761      $215,730.54      90.00                         0.250                     0.020       0.8550
4519775      $284,793.72      76.00                         0.250                     0.020       0.1050
4519909      $349,516.67      60.87                         0.250                     0.020       0.3550
4519960      $784,542.23      75.00  GD 3YR                 0.250                     0.020       0.4800
4519964      $262,921.59      90.00                         0.250                     0.020       0.8550
4519978      $274,815.47      67.90                         0.250                     0.020       0.4800
4519986      $218,198.27      73.32                         0.250                     0.020       0.3550
4520020      $225,436.71      80.00                         0.250                     0.020       0.1050
4520133      $277,798.79      58.16                         0.250                     0.020       0.1050
4520171      $305,532.87      75.37                         0.250                     0.020       0.0000
4520192      $247,726.58      90.00             12          0.250                     0.020       0.4800
4520202      $229,845.67      59.20  GD 3YR                 0.250                     0.020       0.4800
4520219      $209,859.09      62.13  GD 3YR                 0.250                     0.020       0.4800
4520239      $249,852.40      84.75                         0.250                     0.020       1.1050
4520267      $238,244.05      80.00                         0.250                     0.020       0.6050
4520354      $247,849.76      79.73                         0.250                     0.020       0.9800
4520383      $271,805.90      75.34                         0.250                     0.020       0.2300
4520419      $243,818.91      75.33                         0.250                     0.020       0.0000
4520435      $285,403.45      80.00                         0.250                     0.020       0.3550
4520438      $277,200.00      80.35                         0.250                     0.020       0.9800
4520440      $599,554.71      74.07                         0.250                     0.020       0.0000
4520444      $227,537.96      79.51                         0.250                     0.020       0.4800
4520458      $214,563.09      95.00  GD 3YR                 0.250                     0.020       0.7300
4520493      $279,797.34      78.76                         0.250                     0.020       0.1050
4520509      $414,257.41      80.00                         0.250                     0.020       0.2300
4520540      $316,558.94      80.00                         0.250                     0.020       0.0000
4520574      $214,738.57      93.52                         0.250                     0.020       0.9800
4520603      $371,459.79      80.00  GD 3YR                 0.250                     0.020       0.1050
4520605      $218,000.00      80.00                         0.250                     0.020       0.4800
4520613      $207,520.93      87.56                         0.250                     0.020       0.8550
4520624      $447,259.40      80.00                         0.250                     0.020       0.0000
4520629      $319,069.81      90.00                         0.250                     0.020       0.4800
4520638      $307,788.03      80.00  GD 5YR                 0.250                     0.020       0.3550
4520675      $303,036.70      75.22                         0.250                     0.020       0.0000
4520763      $216,700.32      75.09                         0.250                     0.020       0.3550
4520794      $237,352.37      95.00                         0.250                     0.020       0.8550
4520815      $229,325.37      90.00             33          0.250                     0.020       0.0000
4520820      $365,082.25      80.00                         0.250                     0.020       0.2300
4520856      $219,655.72      50.11                         0.250                     0.020       0.0000
4520890      $249,819.05      47.26                         0.250                     0.020       0.1050
4520897      $229,833.53      85.19                         0.250                     0.020       0.1050
4520935      $299,771.72      71.77                         0.250                     0.020       0.0000
4520963      $235,329.55      79.91                         0.250                     0.020       0.1050
4520979      $286,452.72      90.00                         0.250                     0.020       0.3550
4520995      $681,533.47      75.00                         0.250                     0.020       0.2300
4521006      $215,978.85      94.99                         0.250                     0.020       1.3550
4521041      $269,597.99      68.35                         0.250                     0.020       0.0000
4521056      $302,991.33      80.00                         0.250                     0.020       0.3550
4521059      $402,108.75      80.00                         0.250                     0.020       0.1050
4521077      $291,743.94      80.00                         0.250                     0.020       0.2300
4521129      $224,860.14      90.00                         0.250                     0.020       0.8550
4521132      $244,444.51      80.00                         0.250                     0.020       0.1050
4521170      $224,852.82      74.38  GD 3YR                 0.250                     0.020       0.6050
4521191      $415,606.46      80.00                         0.250                     0.020       0.2300
4521207      $223,124.84      95.00                         0.250                     0.020       1.3550
4521218      $223,849.69      72.54  GD 6YR                 0.250                     0.020       0.4800
4521276      $215,694.10      80.00                         0.250                     0.020       0.2300
4521282      $359,502.87      75.00                         0.250                     0.020       0.3550
4521327      $263,635.43      80.00                         0.250                     0.020       0.3550
4521335      $417,704.97      80.00  GD 3YR                 0.250                     0.020       0.2300
4521339      $269,663.18      90.00                         0.250                     0.020       0.8550
4521352      $219,736.80      68.74                         0.250                     0.020       0.0000
4521489      $287,640.73      90.00                         0.250                     0.020       0.8550
4521496      $210,862.26      63.72                         0.250                     0.020       0.7300
4521550      $231,687.62      80.00                         0.250                     0.020       0.4800
4521595      $358,676.87      80.00                         0.250                     0.020       0.0000
4521613      $463,342.90      75.45  GD 5YR                 0.250                     0.020       0.2300
4521629      $347,754.38      80.00                         0.250                     0.020       0.2300
4521630      $336,169.24      90.00                         0.250                     0.020       0.7300
4521636      $234,815.63      75.83                         0.250                     0.020       0.7300
4521674      $334,763.55      62.62                         0.250                     0.020       0.2300
4521700      $354,373.88      90.00  GD 3YR     33          0.250                     0.020       0.7300
4521710      $279,603.47      79.55                         0.250                     0.020       0.2300
4521739      $467,652.67      80.00                         0.250                     0.020       0.0000
4521747      $220,210.54      90.00                         0.250                     0.020       0.6050
4521774      $283,319.21      90.00  GD 4YR                 0.250                     0.020       0.7300
4521808      $227,872.58      90.00                         0.250                     0.020       0.9800
4521828      $399,710.49      76.19                         0.250                     0.020       0.1050
4521837      $322,542.57      86.83  GD 3YR                 0.250                     0.020       0.2300
4521895      $549,240.49      80.00                         0.250                     0.020       0.3550
4521926      $399,757.67      47.06                         0.250                     0.020       0.9800
4521931      $419,703.56      80.00                         0.250                     0.020       0.2300
4521952      $239,003.92      80.00                         0.250                     0.020       0.0000
4521957      $299,788.26      88.24  GD 8YR     33          0.250                     0.020       0.2300
4521988      $226,236.13      80.00                         0.250                     0.020       0.1050
4522011      $248,610.68      80.00                         0.250                     0.020       0.0000
4522046      $211,546.78      55.75                         0.250                     0.020       0.1050
4522062      $449,674.30      63.38  GD 3YR                 0.250                     0.020       0.1050
4522077      $214,679.86      72.91                         0.250                     0.020       0.0000
4522150      $215,701.72      80.00                         0.250                     0.020       0.3550
4522177      $299,575.15      75.76  GD 5YR                 0.250                     0.020       0.2300
4522192      $324,908.06      89.99                         0.250                     0.020       1.1050
4522218      $349,733.67      68.63                         0.250                     0.020       0.0000
4522223      $319,768.39      76.19                         0.250                     0.020       0.1050
4522230      $225,000.00      90.00                         0.250                     0.020       1.2300
4522264      $442,495.27      80.00                         0.250                     0.020       0.3550
4522291      $279,802.37      78.87                         0.250                     0.020       0.2300
4522307      $300,000.00      69.77  GD 3YR                 0.250                     0.020       0.3550
4522402      $262,736.68      95.00                         0.250                     0.020       0.3550
4522404      $249,827.95      49.41                         0.250                     0.020       0.3550
4522413      $259,838.39      78.43  GD 3YR                 0.250                     0.020       0.8550
4522440      $583,555.62      76.94                         0.250                     0.020       0.0000
4522516      $279,493.53      79.99                         0.250                     0.020       0.1050
4522526      $302,791.47      76.71                         0.250                     0.020       0.3550
4522567      $271,624.39      80.00                         0.250                     0.020       0.3550
4522574      $329,748.89      76.47                         0.250                     0.020       0.0000
4522665      $306,977.65      79.79                         0.250                     0.020       0.1050
4522677      $246,600.51      94.98                         0.250                     0.020       0.9800
4522705      $311,523.72      80.00                         0.250                     0.020       0.0000
4522725      $223,675.37      79.95                         0.250                     0.020       0.0000
4522803      $224,251.60      90.00  GD 6YR                 0.250                     0.020       0.8550
4522839      $432,538.70      80.00                         0.250                     0.020       0.0000
4522886      $220,586.17      84.74                         0.250                     0.020       0.0000
4522896      $299,803.75      75.00                         0.250                     0.020       0.6050
4522972      $228,686.60      86.96             33          0.250                     0.020       0.4800
4523034      $286,602.63      80.00                         0.250                     0.020       0.3550
4523125      $214,196.22      71.62                         0.250                     0.020       0.2300
4523131      $328,285.11      90.00                         0.250                     0.020       0.6050
4523148      $289,795.32      45.10  GD 3YR                 0.250                     0.020       0.2300
4523183      $249,823.54      57.74                         0.250                     0.020       0.2300
4523210      $357,480.12      80.00                         0.250                     0.020       0.1050
4523215      $265,221.51      80.00                         0.250                     0.020       0.4800
4523243      $291,813.80      67.59  GD 6YR                 0.250                     0.020       0.7300
4523256      $383,583.05      90.00             06          0.250                     0.020       0.9800
4523358      $225,852.16      95.00                         0.250                     0.020       0.6050
4523379      $279,821.45      79.36  GD 3YR                 0.250                     0.020       0.7300
4523392      $236,074.66      90.00             33          0.250                     0.020       0.0000
4523509      $219,703.77      69.84                         0.250                     0.020       0.4800
4523571      $233,052.48      77.43  GD 3YR                 0.250                     0.020       0.0000
4523576      $555,645.45      80.00                         0.250                     0.020       0.7300
4523613      $235,437.86      80.00                         0.250                     0.020       0.3550
4523652      $269,818.83      68.53                         0.250                     0.020       0.4800
4523658      $216,349.85      95.00                         0.250                     0.020       1.2300
4523664      $237,844.31      80.00                         0.250                     0.020       0.6050
4523667      $226,348.02      79.47                         0.250                     0.020       0.4800
4523775      $220,359.39      90.00                         0.250                     0.020       0.7300
4523785      $255,840.88      80.00                         0.250                     0.020       0.8550
4523801      $251,817.60      80.00                         0.250                     0.020       0.1050
4523837      $389,441.06      75.05                         0.250                     0.020       0.6050
4523839      $299,777.35      60.61                         0.250                     0.020       0.0000
4523867      $245,830.70      54.79                         0.250                     0.020       0.3550
4524046      $305,804.87      85.00             33          0.250                     0.020       0.7300
4524089      $278,735.33      90.00                         0.250                     0.020       1.1050
4524345      $236,641.11      80.00                         0.250                     0.020       0.4800
4524354      $306,827.89      87.22                         0.250                     0.020       1.3550
4524376      $369,751.74      77.89                         0.250                     0.020       0.4800
4524441      $428,796.79      80.00                         0.250                     0.020       0.2300
4524567      $288,000.00      90.00             33          0.250                     0.020       0.7300
4524580      $274,815.47      63.66                         0.250                     0.020       0.4800
4524585      $212,849.66      62.10                         0.250                     0.020       0.2300
4524648      $225,452.42      80.00                         0.250                     0.020       0.6050
4524666      $223,114.75      95.00                         0.250                     0.020       0.9800
4524712      $220,829.31      89.82                         0.250                     0.020       1.4800
4524715      $268,936.97      90.00                         0.250                     0.020       0.9800
4524805      $232,000.00      71.38                         0.250                     0.020       0.6050
4524810      $209,462.89      90.00  GD 4YR                 0.250                     0.020       0.6050
4524922      $306,032.86      70.89                         0.250                     0.020       0.2300
4525024      $229,853.33      74.19                         0.250                     0.020       0.7300
4525087      $295,301.72      54.02                         0.250                     0.020       0.4800
4525100      $548,000.00      79.42  GD 5YR                 0.250                     0.020       0.3550
4525140      $272,966.72      90.00                         0.250                     0.020       0.4800
4525145      $231,840.33      65.91                         0.250                     0.020       0.3550
4525279      $265,326.32      90.00                         0.250                     0.020       0.6050
4525295      $249,840.58      87.72  GD 3YR                 0.250                     0.020       0.7300
4525308      $306,194.41      80.00                         0.250                     0.020       0.4800
4525336      $224,867.25      90.00                         0.250                     0.020       1.2300
4525382      $248,704.92      79.94                         0.250                     0.020       1.1050
4525437      $399,703.14      63.19                         0.250                     0.020       0.0000
4525500      $264,700.00      70.64                         0.250                     0.020       0.6050
4525509      $383,761.32      80.00                         0.250                     0.020       0.8550
4525583      $284,818.27      74.03                         0.250                     0.020       0.7300
4525713      $367,765.33      80.00                         0.250                     0.020       0.7300
4525788      $239,605.04      74.53  GD 2YR                 0.250                     0.020       0.7300
4525929      $313,450.23      64.62  GD 3YR                 0.250                     0.020       0.3550
4525937      $251,039.81      80.00                         0.250                     0.020       0.7300
4525947      $389,132.01      79.99                         0.250                     0.020       0.3550
4526000      $239,843.00      74.53  GD 2YR                 0.250                     0.020       0.6050
4526023      $215,855.06      80.00                         0.250                     0.020       0.4800
4526043      $227,834.98      80.00                         0.250                     0.020       0.1050
4526077      $255,437.01      90.00             33          0.250                     0.020       0.7300
4526095      $249,827.95      67.20                         0.250                     0.020       0.3550
4526107      $239,834.83      67.61  GD 5YR                 0.250                     0.020       0.3550
4526130      $247,034.13      80.00                         0.250                     0.020       0.4800
4526133      $229,238.09      79.99                         0.250                     0.020       0.2300
4526196      $285,127.15      90.00                         0.250                     0.020       0.9800
4526210      $227,643.53      95.00                         0.250                     0.020       1.3550
4526218      $467,669.69      80.00                         0.250                     0.020       0.2300
4526263      $346,129.14      89.99                         0.250                     0.020       0.7300
4526278      $210,519.06      92.39                         0.250                     0.020       0.8550
4526281      $207,060.96      80.00                         0.250                     0.020       0.4800
4526357      $459,658.61      80.00                         0.250                     0.020       0.0000
4526359      $234,659.97      70.15                         0.250                     0.020       0.2300
4526440      $226,872.73      91.90                         0.250                     0.020       1.3550
4526464      $223,857.16      80.00                         0.250                     0.020       0.7300
4526479      $264,822.19      68.12                         0.250                     0.020       0.4800
4526532      $207,906.82      95.00                         0.250                     0.020       0.3550
4526562      $259,825.54      80.00                         0.250                     0.020       0.4800
4526563      $392,522.76      80.00                         0.250                     0.020       0.2300
4526582      $265,017.49      80.00                         0.250                     0.020       0.3550
4526585      $340,547.07      80.00                         0.250                     0.020       0.0000
4526587      $225,020.46      95.00                         0.250                     0.020       1.2300
4526599      $219,844.72      65.09                         0.250                     0.020       0.2300
4526619      $260,000.00      51.28                         0.250                     0.020       0.2300
4526740      $225,579.89      94.99                         0.250                     0.020       1.6050
4526775      $220,240.48      80.00                         0.250                     0.020       0.1050
4526780      $324,770.62      69.89                         0.250                     0.020       0.2300
4526785      $321,539.53      90.00                         0.250                     0.020       0.6050
4526795      $359,752.25      75.79                         0.250                     0.020       0.3550
4526803      $319,450.00      64.61  GD 5YR                 0.250                     0.020       0.3550
4526873      $234,834.14      67.63                         0.250                     0.020       0.2300
4526920      $231,848.23      80.00                         0.250                     0.020       0.6050
4526932      $246,088.92      80.00                         0.250                     0.020       0.6050
4526974      $429,688.77      65.90                         0.250                     0.020       0.1050
4527016      $270,000.00      90.00                         0.250                     0.020       0.4800
4527034      $338,729.43      79.99                         0.250                     0.020       0.6050
4527041      $250,000.00      62.81  GD 3YR                 0.250                     0.020       0.6050
4527125      $241,425.14      80.00  GD 3YR                 0.250                     0.020       0.1050
4527176      $224,828.79      90.00             33          0.250                     0.020       0.0000
4527284      $336,362.42      90.00                         0.250                     0.020       0.2300
4527349      $258,147.49      90.00                         0.250                     0.020       1.1050
4527680      $498,438.98      80.00                         0.250                     0.020       0.1050
4527776      $281,665.63      85.00             33          0.250                     0.020       0.6050
4527803      $217,050.52      80.00                         0.250                     0.020       0.3550
4527889      $259,192.88      95.00                         0.250                     0.020       0.9800
4527947      $449,682.39      75.63                         0.250                     0.020       0.2300
4528094      $349,771.04      57.00                         0.250                     0.020       0.6050
4528110      $229,364.50      90.00                         0.250                     0.020       1.1050
4528189      $229,199.97      79.99                         0.250                     0.020       0.6050
4528252      $303,796.02      80.00                         0.250                     0.020       0.4800
4528266      $231,659.57      95.00                         0.250                     0.020       0.9800
4528270      $319,751.12      79.99                         0.250                     0.020       0.8550
4528337      $377,452.73      90.00                         0.250                     0.020       0.6050
4528339      $339,671.93      85.00             33          0.250                     0.020       0.4800
4528347      $349,870.98      90.00                         0.250                     0.020       0.6050
4528376      $221,843.31      80.00                         0.250                     0.020       0.2300
4528403      $264,417.90      90.00                         0.250                     0.020       0.3550
4528530      $249,832.25      71.43                         0.250                     0.020       0.4800
4528556      $247,795.88      95.00  GD 2YR                 0.250                     0.020       0.8550
4528573      $420,020.45      90.00             33          0.250                     0.020       1.4800
4528592      $239,846.96      79.95                         0.250                     0.020       0.7300
4528760      $325,000.00      59.63                         0.250                     0.020       0.1050
4529021      $249,832.25      62.50                         0.250                     0.020       0.4800
4529026      $269,840.59      90.00             33          0.250                     0.020       1.1050
4529028      $230,000.00      61.33                         0.250                     0.020       0.7300
4529129      $229,199.97      75.35  GD 3YR                 0.250                     0.020       0.6050
4529214      $229,841.72      69.70                         0.250                     0.020       0.3550
4529353      $319,779.77      66.67                         0.250                     0.020       0.3550
4529375      $229,845.67      57.50                         0.250                     0.020       0.4800
4529393      $256,831.88      70.03                         0.250                     0.020       0.6050
4529463      $255,024.37      80.00                         0.250                     0.020       0.3550
4529544      $213,750.00      90.00                         0.250                     0.020       1.3550
4530837      $222,300.00      79.99                         0.250                     0.020       0.9800
4530905      $347,778.09      77.68                         0.250                     0.020       0.7300
4531034      $268,595.38      79.90                         0.250                     0.020       1.2300
4531130      $269,836.43      90.00                         0.250                     0.020       0.9800
4531229      $565,600.00      80.00                         0.250                     0.020       0.6050
4531266      $450,000.00      72.00                         0.250                     0.020       0.7300
4532254      $319,795.95      80.00                         0.250                     0.020       0.7300

         $219,852,799.10


COUNT:  750
WAC:    7.7757
WAM:    357.9191
WALTV:  79.2958

                                   EXHIBIT F-3

            [Schedule of Mortgage Loans Serviced by Other Servicers]

NASCOR
NMI / 1996-3  Exhibit F-3 (Part A)
20 & 30 YEAR FIXED RATE RELOCATION LOANS


(i)        (ii)                            (iii)      (iv)       (v)        (vi)        (vii)      (viii)
---        ----            ---     ---     -----      ----       ---        ----        -----      ------
                                                                 NET
MORTGAGE                                              MORTGAGE   MORTGAGE   CURRENT     ORIGINAL   SCHEDULED
LOAN                               ZIP     PROPERTY   INTEREST   INTEREST   MONTHLY     TERM TO    MATURITY
NUMBER     CITY            STATE   CODE    TYPE       RATE       RATE       PAYMENT     MATURITY   DATE
------     ----            -----   ----    ----       ----       ----       -------     --------   ----
4523018    LOVELAND        OH      45140   SFD        7.500      7.230      $2,090.66   360        1-Nov-25
4527525    PALO ALTO       CA      94306   SFD        8.000      7.250      $2,935.06   360        1-Apr-26
4527927    SAN ANSELMO     CA      94960   SFD        7.875      7.250      $2,088.20   360        1-May-26
4528076    PLANO           TX      75093   SFD        8.000      7.250      $1,831.48   360        1-May-26
4528566    ROSWELL         GA      30075   SFD        6.875      6.605      $1,491.23   360        1-Apr-26
4528694    MCDONOUGH       GA      30253   SFD        7.375      7.105      $2,045.78   360        1-Apr-26
4529298    MIAMI           FL      33178   SFD        8.250      7.250      $1,757.96   360        1-Jun-26
4530073    ALPHARETTA      GA      30202   SFD        7.375      7.105      $1,883.48   360        1-May-26
4530163    RANDOLPH        NJ      07869   SFD        8.000      7.250      $1,790.39   360        1-May-26
4530183    CHICAGO         IL      60614   PUD        7.625      7.250      $2,477.28   360        1-May-26
4530453    THOUSAND OAKS   CA      91362   SFD        6.875      6.605      $1,133.21   360        1-Mar-26
4530500    MOORPARK        CA      93021   SFD        6.500      6.230      $1,298.90   360        1-Mar-26
4531554    DANVILLE        CA      94506   SFD        7.500      7.230      $2,958.51   360        1-Jun-26
4531588    ALPHARETTA      GA      30201   SFD        8.125      7.250      $4,306.48   360        1-Jun-26
4531701    VIENNA          VA      22182   SFD        7.750      7.250      $2,715.20   360        1-Jun-26
4531718    ROXBURY         NJ      07870   SFD        7.750      7.250      $1,644.16   360        1-Jun-26
4531943    CASTRO VALLEY   CA      94552   SFD        8.875      7.250      $2,513.20   360        1-Jun-26
4532080    NEW CANAAN      CT      06840   SFD        8.000      7.250       $2,201.29   360        1-Jun-26


(i)         (ix)          (x)     (xi)      (xii)      (xiii)    (xiv)      (xv)      (xvi)
---         ----          ---     ----      -----      ------    -----      ----      -----
            CUT-OFF
MORTGAGE    DATE                            MORTGAGE             T.O.P.     MASTER    FIXED
LOAN        PRINCIPAL                       INSURANC   SERVICE   MORTGAGE   SERVICE   RETAINED
NUMBER      BALANCE       LTV     SUBSIDY   CODE       FEE       LOAN       FEE       YIELD
------      -------       ---     -------   ----       ---       ----       ---       -----
4523018     $296,842.27   79.99                        0.250                0.020     0.0000
4527525     $398,915.65   80.00                        0.250                0.020     0.4800
4527927     $287,401.49   80.00                        0.250                0.020     0.3550
4528076     $249,017.71   80.00                        0.250                0.020     0.4800
4528566     $226,070.29   77.74                        0.250                0.020     0.0000
4528694     $295,290.12   85.02             06         0.250                0.020     0.0000
4529298     $233,700.55   90.00             01         0.250                0.020     0.7300
4530073     $272,073.63   90.00             17         0.250                0.020     0.0000
4530163     $243,505.55   87.14             06         0.250                0.020     0.4800
4530183     $349,235.20   63.75                        0.250                0.020     0.1050
4530453     $171,767.01   75.00                        0.250                0.020     0.0000
4530500     $204,561.02   75.00                        0.250                0.020     0.0000
4531554     $422,490.02   80.00                        0.250                0.020     0.0000
4531588     $579,238.62   74.84                        0.250                0.020     0.6050
4531701     $378,463.29   79.79                        0.250                0.020     0.2300
4531718     $229,175.01   85.00             11         0.250                0.020     0.2300
4531943     $315,513.51   79.99                        0.250                0.020     1.3550
4532080     $299,596.08   37.97                        0.250                0.020     0.4800

          $5,452,857.02

COUNT:   18
WAC:     7.7468
WAM:     356.8174
WALTV:   77.3758

NASCOR
NMI / 1996-3  Exhibit F-3 (Part B)
20 & 30 YEAR FIXED RATE RELOCATION LOANS

(i)        (xvii)                             (xviii)
---        ------                             -------
MORTGAGE                                      NMI
LOAN                                          LOAN
NUMBER     SERVICER                           SELLER
------     --------                           ------
4530163    CITICORP MORTGAGE INC              CITICORP MORTGAGE INC.
4530183    CITICORP MORTGAGE INC              CITICORP MORTGAGE INC.
4530453    CITICORP MORTGAGE INC              CITICORP MORTGAGE INC.
4530500    CITICORP MORTGAGE INC              CITICORP MORTGAGE INC.
4531554    FIRST UNION MORTGAGE CORPORATION   FIRST UNION MORTGAGE CORPORATION
4531588    FIRST UNION MORTGAGE CORPORATION   FIRST UNION MORTGAGE CORPORATION
4531701    FIRST UNION MORTGAGE CORPORATION   FIRST UNION MORTGAGE CORPORATION
4531718    FIRST UNION MORTGAGE CORPORATION   FIRST UNION MORTGAGE CORPORATION
4532080    FIRST UNION MORTGAGE CORPORATION   FIRST UNION MORTGAGE CORPORATION
4527525    HOMESIDE LENDING                   HOMESIDE LENDING
4527927    HOMESIDE LENDING                   HOMESIDE LENDING
4528076    HOMESIDE LENDING                   HOMESIDE LENDING
4531943    HOMESIDE LENDING                   HOMESIDE LENDING
4523018    NATIONAL CITY MORTGAGE CORPORATION NATIONAL CITY MORTGAGE CORPORATION
4528566    SUNTRUST MORTGAGE INC.             SUNTRUST MORTGAGE INC.
4528694    SUNTRUST MORTGAGE INC.             SUNTRUST MORTGAGE INC.
4529298    SUNTRUST MORTGAGE INC.             SUNTRUST MORTGAGE INC.
4530073    SUNTRUST MORTGAGE INC.             SUNTRUST MORTGAGE INC.

COUNT:      18
WAC:        7.7468
WAM:        356.8174
WALTV:      77.3758

                                   EXHIBIT G


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)


Loan Information

         Name of Mortgagor:
                           -----------------------------------------------------

         Servicer
         Loan No.:
                  --------------------------------------------------------------

Custodian/Trustee

         Name:
              ------------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------

         Custodian/Trustee
         Mortgage File No.:
                           -----------------------------------------------------

Seller

         Name:
              ------------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------


         Certificates:                     Mortgage Pass-Through Certificates,
                                           Series 1996-3


     The undersigned Master Servicer hereby acknowledges that it has received from First Bank National Association, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 1996-3, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of August 26, 1996 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

(     ) Promissory Note dated ______________, 199__, in the original principal sum of  $___________,  made  by  ____________________,  payable  to,  or endorsed to the order of, the Trustee.

(    )  Mortgage   recorded  on   _____________________   as  instrument  no.
        ______________  in  the  County  Recorder's  Office  of  the  County  of
        ____________________,     State    of     _______________________     in
        book/reel/docket  ____________________ of official records at page/image
        ____________.

(     ) Deed of Trust  recorded  on  ____________________  as  instrument  no.
        _________________  in the  County  Recorder's  Office  of the  County of
        ___________________,  State  of  _________________  in  book/reel/docket
        ____________________ of official records at page/image ____________.

(     ) Assignment  of Mortgage or Deed of Trust to the  Trustee,  recorded on
        ______________________________  as instrument no.  ______________ in the
        County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ------------.

(     ) Other  documents,  including  any  amendments,  assignments  or  other assumptions of the Mortgage Note or Mortgage.

        (     ) ---------------------------------------------

        (     ) ---------------------------------------------

        (     ) ---------------------------------------------

        (     ) ---------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                           NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------
Date:                           , 19
     ---------------------------    ---

                                    EXHIBIT H

                                             AFFIDAVIT   PURSUANT   TO   SECTION
                                             860E(e)(4) OF THE INTERNAL  REVENUE
                                             CODE OF 1986,  AS AMENDED,  AND FOR
                                             NON-ERISA INVESTORS

STATE OF           )
                   ) ss:
COUNTY OF          )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ______________] [United States], on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-3, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

     6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.

                                  [NAME OF PURCHASER]


                                   By:
                                      -----------------------------------
                                      [Name of Officer]
                                      [Title of Officer]


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


     Subscribed and sworn before me this     day of             , 19
                                         ---        ------------    ---



-----------------------------
NOTARY PUBLIC

COUNTY OF
         --------------------

STATE OF
        ---------------------

My commission expires the     day of              , 19   .
                          ---        -------------    ---

                                    EXHIBIT I


                [Letter from Transferor of Class A-R Certificate]


                                     [Date]




First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

               Re:  Norwest Asset Securities Corporation,
                    Series 1996-3, Class A-R
                    ---------------------------------------

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                          Very truly yours,
                                          [Transferor]


                                          -------------------------------

                                    EXHIBIT J


                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-3
                      CLASS [B-3] [B-4] [B-5] CERTIFICATES


                               TRANSFEREE'S LETTER



                                              ----------------- ---, ----

First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

Norwest Asset Securities Corporation
5325 Spectrum Drive
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-3, Class [B-3] [B-4] [B-5] (the "Class [B-3] [B-4] [B-5] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of August 26, 1996 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-3.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-3] [B-4] [B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

          (b)  The   Purchaser  is   acquiring   the  Class  [B-3]  [B-4]  [B-5]
     Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

          [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

          [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

          (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated August __, 1996, relating to the Class [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-3] [B-4] [B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-3] [B-4] [B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-3] [B-4] [B-5] Certificates other than in connection with a subsequent sale of Class [B-3] [B-4] [B-5] Certificates.

          (e) Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995))
     and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under
     Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of NASCOR, the Master Servicer or the Trustee with respect to any Plan or (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law

          (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-3] [B-4] [B-5] Certificates is in compliance therewith.

     Section 3. Transfer of Class [B-3] [B-4] [B-5] Certificates.

          (a) The Purchaser understands that the Class [B-3] [B-4] [B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-3] [B-4] [B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trustee is under any obligation to register the Class [B-3] [B-4] [B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Class [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NASCOR and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

          (c) The Purchaser acknowledges that its Class [B-3] [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]



                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------

                                    EXHIBIT K





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-3
                       CLASS [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER



                                              ----------------- ---, ----

First Bank National Association
180 East Fifth Street
St. Paul, Minnesota  55101

Norwest Asset Securities Corporation
5325 Spectrum Drive
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-3, Class [M] [B-1] [B-2] (the "Class [M] [B-1] [B-2] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of August 26, 1996 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Bank National Association, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-3.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

     Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in
Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [M] [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of NASCOR, the Master Servicer or the Trustee with respect to any Plan or (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]



                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------

                                    EXHIBIT L



                   Citicorp Mortgage, Inc. Servicing Agreement

              First Union Mortgage Corporation Servicing Agreement

                      HomeSide Lending Servicing Agreement

               National City Mortgage Company Servicing Agreement

                   Norwest Mortgage, Inc. Servicing Agreement

                   Suntrust Mortgage, Inc. Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of _______________, between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and _______________ (the "Purchaser").

                              PRELIMINARY STATEMENT

     ____________________________________________________  is the  holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-3, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of August 26, 1996 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer, and First Bank National Association, as Trustee.

     ____________________________________________________  intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Collateral  Fund: The fund  established and maintained  pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02 Definitions Incorporated by Reference

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01 Reports and Notices

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

     (b) If requested by the Purchaser, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

     Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

     (a) The Purchaser shall be deemed to direct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

     (a) In  connection  with any  Mortgage  Loan  identified  in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04 Termination

     (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

     (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund

     Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-3. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this
Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

     Section 3.02. Collateral Fund Permitted Investments.

     The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest

     The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

     Section 3.04. Collateral Shortfalls.

     In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


     Section 4.01. Amendment.

     This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

     Section 4.02. Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company,

              Norwest Bank Minnesota, National Association
              5325 Spectrum Drive
              Frederick, MD  21703

              Attention:       Vice President, Master Servicing
              Phone:           301-696-7800
              Fax:             301-815-6365

     (b) in the case of the Purchaser,


              ---------------------------

              ---------------------------

              ---------------------------

              ---------------------------

              Attention:
                        -----------------

     Section 4.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Confidentiality.

     The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

     Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

     Section 4.09. Indemnification.

     The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        Norwest Bank Minnesota, National
                                        Association


                                        By:
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                                        Name:
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                                        Title:
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                                        By:
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                                        Name:
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                                        Title:
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